T. Rowe Price Goldman Sachs All Equity Access Fund N-2A

EXHIBIT 99.(j)(1)

Custodian Agreement

This Agreement is made as of January 28, 1998 by and between each entity set forth on Appendix A hereto (as such Appendix A may be amended from time to time) which executes a copy of this Agreement (each referred to herein as the “Fund”), and State Street Bank and Trust Company, a Massachusetts trust company with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”).

Witnesseth:

Whereas, each Fund desires to retain the Custodian to act as custodian of certain of the assets of the Fund, and the Custodian is willing to provide such to each Fund, upon the terms and conditions hereinafter set forth; and

Whereas, except as otherwise set forth herein, this Agreement is intended to supersede that certain custodian contract among the parties hereto dated September 28, 1987, as amended; and

Whereas, the Funds have retained Chase Manhattan Bank, N.A. to act as the Funds’ custodian with respect to the assets of each such Fund to be held outside of the United States of America (except as otherwise set forth in this Agreement) pursuant to a written custodian agreement (the “Foreign Custodian Agreement”),

Now, Therefore, in consideration of the mutual covenants and agreements hereinafter contained, each of the parties hereto agrees as follows:

Section 1.        Employment of Custodian and Property to be Held by It.

Each Fund hereby employs the Custodian as the custodian of certain of its assets, including those securities it desires to be held within the United States of America (“domestic securities”) and those securities it desires to be held outside the United States of America (the “United States”) which are (i) not held on the Funds’ behalf by Chase Manhattan Bank, N.A. pursuant to the Foreign Custodian Agreement and (ii) described with greater particularity in Section 3 hereof (such securities shall be referred to herein as “foreign securities”). Each Fund agrees to deliver to the Custodian all domestic securities, foreign securities and cash owned by it from time to time, and all payments of income, payments of principal or capital distributions received by it with respect to securities held by it hereunder, and the cash consideration received by it for such new or treasury shares of capital stock of each Fund as may be issued or sold from time to time (“Shares”). The Custodian shall not be responsible for any property of any Fund held or received by such Fund (i) not delivered to the Custodian, or (ii) held in the custody of Chase Manhattan Bank N.A.

The Custodian is authorized to employ one or more sub-custodians located within the United States, provided that the Custodian shall have obtained the written acknowledgment of the Fund with respect to such employment. The Custodian is authorized to employ sub-custodians located outside the United States as noted on Schedule A attached hereto (as such Schedule A may be amended from time to time). The Custodian shall have no more or less responsibility or liability to any Fund on account of any actions or omissions of any sub-custodian so employed than any such sub- custodian has to the Custodian and shall not release any sub-custodian from any responsibility or liability unless so agreed in writing by the Custodian and the applicable Fund. With the exception of State Street Bank and Trust Company (London branch), the Custodian shall not be liable for losses arising from the bankruptcy, insolvency or receivership of any sub-custodian located outside the United States.

Section 2.        Duties of the Custodian with Respect to Property of the Funds Held By the Custodian in the United States.

Section 2.1        Holding Securities. The Custodian shall hold and physically segregate for the account of each Fund all non-cash property to be held by it in the United States, including all domestic securities owned by the Fund other than (a) securities which are maintained pursuant to Section 2.9 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the United States Department of the Treasury and certain federal agencies (each, a “U.S. Securities System”) and (b) commercial paper of an issuer for which the Custodian acts as issuing and paying agent (“Direct Paper”) which is deposited and/or maintained in the Direct Paper system of the Custodian (the “Direct Paper System”) pursuant to Section 2.10.

Section 2.2        Delivery of Investments. The Custodian shall release and deliver domestic investments owned by a Fund held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian’s Direct Paper System account (“Direct Paper System Account”) only upon receipt of Proper Instructions, which may be continuing instructions when agreed to by the parties, and only in the following cases:

1)	Upon sale of such investments for the account of the Fund and receipt of payment therefor;

2)	Upon the receipt of payment in connection with any repurchase agreement related to such investments entered into by the Fund;

3)	In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.9 hereof;

4)	To the depository agent in connection with tender or other similar offers for portfolio investments of the Fund;

5)	To the issuer thereof or its agent when such investments are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

6)	To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.8 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

7)	Upon the sale of such investments for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with usual “street delivery” custom; provided that in any such case the Custodian shall have no responsibility or liability for any loss arising from the delivery of such investments prior to receiving payment for such investments except as may arise from the Custodian’s own negligence or willful misconduct;

8)	For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the investments of the issuer of such investments, or pursuant to provisions for conversion contained in such investments, or pursuant to any deposit agreement; provided that, in any such case, the new investments and cash, if any, are to be delivered to the Custodian;

9)	In the case of warrants, rights or similar investments, the surrender thereof in the exercise of such warrants, rights or similar investments or the surrender of interim receipts or temporary investments for definitive investments; provided that, in any such case, the new investments and cash, if any, are to be delivered to the Custodian or against a receipt;

10)	For delivery in connection with any loans of investments made on behalf of the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Fund or its duly-appointed agent (which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, or such other property as the Fund may agree), except that in connection with any loans for which collateral is to be credited to the Custodian’s account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of investments owned by the Fund prior to the receipt of such collateral in the absence of the Custodian’s negligence or willful misconduct;

11)	For delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed, except where additional collateral is required to secure a borrowing already made, subject to Proper Instructions, further securities may be released and delivered for that purpose;

12)	For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker- dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of The National Association of Securities Dealers, Inc. (“NASD”), relating to compliance with the rules of The Options Clearing Corporation, the rules of any registered national securities exchange or of any similar organization or organizations, or under the Investment Company Act of 1940, as amended from time to time (the “1940 Act”), regarding escrow or other arrangements in connection with transactions by the Fund;

13)	For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, or under the 1940 Act, regarding account deposits in connection with transactions by the Fund;

14)	Upon receipt of instructions from the transfer agent for the Fund (the “Transfer Agent”), for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the Fund’s currently effective prospectus, statement of additional information or other offering documents (all, as amended, supplemented or revised from time to time, the “Prospectus”), in satisfaction of requests by holders of Shares for repurchase or redemption; and

15)	For any other purpose, but only upon receipt of Proper Instructions specifying (a) the investments to be delivered, (b) setting forth the purpose for which such delivery is to be made, and (c) naming the person or persons to whom delivery of such investments shall be made.

Section 2.3        Registration of Investments. Domestic investments held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.8 or in the name or nominee name of any sub- custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Agreement shall be in good deliverable form. If, however, the Fund directs the Custodian to maintain securities in “street name”, the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

Section 2.4        Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Monies held by the Custodian for the Fund may be deposited by the Custodian to its credit as custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable in the performance of its duties hereunder; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act, and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the board of directors or the board of trustees of the applicable Fund (as appropriate and in each case, the “Board”). Such funds shall be deposited by the Custodian in its capacity as custodian and shall be withdrawable by the Custodian only in that capacity.

Section 2.5        Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to United States registered investments held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the investments business, and shall collect on a timely basis all income and other payments with respect to United States bearer investments if, on the date of payment by the issuer, such investments are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund’s custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due, collect interest when due on investments held hereunder, and receive and collect all stock dividends, rights and other items of like nature as and when they become due and payable. With respect to income due the Fund on United States investments of the Fund loaned (pursuant to the provisions of Section 2.2 (10)) in accordance with a separate agreement between the Fund and the Custodian in its capacity as lending agent, collection thereof shall be in accordance with the terms of such agreement. Except as otherwise set forth in the immediately preceding sentence, income due the Fund on United States investments of the Fund loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund; the Custodian will have no duty or responsibility in connection therewith other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

Section 2.6        Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when agreed to by the parties, the Custodian shall, from monies of the Fund held by the Custodian, pay out such monies in the following cases only:

1)	Upon the purchase of domestic investments, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such investments, or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose in accordance with Section 2.8) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.9 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.10 hereof; or (d) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign, such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions;

2)	In connection with conversion, exchange or surrender of investments owned by the Fund as set forth in Section 2.2 hereof;

3)	For the redemption or repurchase of Shares as set forth in Section 4 hereof;

4)	For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management fees, accounting fees, transfer agent fees, legal fees, and operating expenses of the Fund (whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses);

5)	For the payment of any dividends declared by the Board;

6)	For payment of the amount of dividends received in respect of investments sold short;

7)	For repayment of a loan upon redelivery of pledged securities and upon surrender of the note(s), if any, evidencing the loan; or

8)	In connection with any repurchase agreement entered into by the Fund with respect to which the collateral is held by the Custodian, the Custodian shall act as the Fund’s “securities intermediary”(as that term is defined in Part 5 of Article 8 of the Massachusetts Uniform Commercial Code, as amended), and, as securities intermediary, the Custodian shall take the following steps on behalf of the Fund: (a) provide the Fund with notification of the receipt of the purchased securities, and (b), by book-entry identify on the books of the Custodian as belonging to the Fund uncertificated securities registered in the name of the Fund and held in the Custodian’s account at the Federal Reserve Bank. In connection with any repurchase agreement entered into by the Fund with respect to which the collateral is not held by the Custodian, the Custodian shall (a) provide the Fund with such notification as it may receive with respect to such collateral, and (b), by book-entry or otherwise, identify as belonging to the Fund securities as shown in the Custodian’s account on the books of the entity appointed by the Fund to hold such collateral.

9)	For any other purpose, but only upon receipt of Proper Instructions specifying (a) the amount of such payment, (b) setting forth the purpose for which such payment is to be made, and (c) naming the person or persons to whom such payment is to be made.

Section 2.7        Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

Section 2.8        Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company, which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any such agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

Section 2.9        Deposit of Investments in U.S. Securities Systems. The Custodian may deposit and/or maintain domestic investments owned by the Fund in a U.S. Securities System in accordance with applicable Federal Reserve Board and United States Securities and Exchange Commission (“SEC”) rules and regulations, if any, subject to the following provisions:

1)	The Custodian may keep domestic investments of the Fund in a U.S. Securities System provided that such investments are represented in an account of the Custodian in the U.S. Securities System (“Account”) which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

2)	The records of the Custodian with respect to domestic investments of the Fund which are maintained in a U.S. Securities System shall identify by book-entry those investments belonging to the Fund;

3)	The Custodian shall pay for domestic investments purchased for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that such investments have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic investments sold for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that payment for such investments has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the U.S. Securities System of transfers of domestic investments for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day’s transactions in the U.S. Securities System for the account of the Fund;

4)	The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System’s accounting system, internal accounting control and procedures for safeguarding domestic investments deposited in the U.S. Securities System;

5)	The Custodian shall have received from the Fund the initial or annual certificate, as the case may be, described in Section 10 hereof; and

6)	Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees, or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss, expense or damage if and to the extent that the Fund has not been made whole for any such loss, expense or damage.

Section 2.10        Fund Assets Held in the Direct Paper System. The Custodian may deposit and/or maintain investments owned by the Fund in the Direct Paper System subject to the following provisions:

1)	No transaction relating to investments in the Direct Paper System will be effected in the absence of Proper Instructions;

2)	The Custodian may keep investments of the Fund in the Direct Paper System only if such investments are represented in the Direct Paper System Account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

3)	The records of the Custodian with respect to investments of the Fund which are maintained in the Direct Paper System shall identify by book-entry those investments belonging to the Fund;

4)	The Custodian shall pay for investments purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of investments to the account of the Fund. The Custodian shall transfer investments sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

5)	The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day’s transaction in the Direct Paper System for the account of the Fund; and

6)	The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

Section 2.11        Segregated Account. The Custodian shall, upon receipt of Proper Instructions, establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or investments, including investments maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government investments in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by 1940 Act Release No. 10666, or any other procedures subsequently required under the 1940 Act relating to the maintenance of segregated accounts by registered investment companies, and (iv) for other purposes, but only, in the case of clause (iv) upon receipt of Proper Instructions specifying (a) the investments to be delivered, (b) setting forth the purpose for which such delivery is to be made, and (c) naming the person or persons to whom delivery of such investments shall be made.

Section 2.12        Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all United States federal and state tax purposes in connection with receipt of income or other payments with respect to domestic investments of the Fund held by it hereunder and in connection with transfers of such investments.

Section 2.13        Proxies. The Custodian shall, with respect to the domestic investments held hereunder, cause to be promptly executed by the registered holder of such investments, if the investments are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials received by the Custodian and all notices received relating to such investments.

Section 2.14        Communications Relating to Fund Investments. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic investments and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian in connection with the domestic investments being held for the Fund pursuant to this Agreement. With respect to tender or exchange offers, the Custodian shall transmit to the Fund all written information received by the Custodian, any agent appointed pursuant to Section 2.8 hereof, or any sub-custodian appointed pursuant to Section 1 hereof, from issuers of the domestic investments whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least two (2) New York Stock Exchange business days prior to the time such action must be taken under the terms of the tender, exchange offer or other similar transaction, and it will be the responsibility of the Custodian to timely transmit to the appropriate person(s) such notice. Where the Fund provides the Custodian with less than two (2) New York Stock Exchange business days notice of its desired action, the Custodian shall use its best efforts to timely transmit the Fund’s notice to the appropriate person. It is expressly noted that the parties may agree to alternative procedures with respect to such two (2) New York Stock Exchange business days notice period on a selective and individual basis.

Section 2.15        Reports to Fund by Independent Public Accountants. The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding investments, futures contracts and options on futures contracts, including domestic investments deposited and/or maintained in a U.S. Securities System, relating to the services provided by the Custodian under this Agreement. Such reports shall be of sufficient scope and detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and if there are no such inadequacies the reports shall so state.

Section 3.	Duties of the Custodian with Respect to Certain Property of the Funds Held Outside of the United States

Section 3.1        Definitions. The following capitalized terms shall have the respective following meanings:

“Foreign Securities System” means a clearing agency or a securities depository listed on Schedule A hereto.

“Foreign Sub-Custodian” means a foreign banking institution set forth on Schedule A hereto.

Section 3.2        Holding Securities. The Custodian shall identify on its books as belonging to the Funds the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Funds, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Funds which are maintained in such account shall identify those securities as belonging to the Funds and (ii) the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

Section 3.3        Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Agreement.

Section 3.4        Transactions in Foreign Custody Account.

3.4.1.        Delivery of Foreign Securities. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Funds held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

(i)	upon the sale of such foreign securities for the Funds in accordance with reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System in accordance with the rules governing the operation of the Foreign Securities System;

(ii)	in connection with any repurchase agreement related to foreign securities;

(iii)	to the depository agent in connection with tender or other similar offers for foreign securities of the Funds;

(iv)	to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

(v)	to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)	to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub- Custodian’s own negligence or willful misconduct;

(vii)	for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

(viii)	in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

(ix)	or delivery as security in connection with any borrowing by the Funds requiring a pledge of assets by the Funds;

(x)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(xi)	in connection with the lending of foreign securities; and

(xii)	for any other proper purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper Fund purpose, and naming the person or persons to whom delivery of such securities shall be made.

3.4.2.        Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Fund in the following cases only:

(i)	upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

(ii)	in connection with the conversion, exchange or surrender of foreign securities of the Fund;

(iii)	for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

(iv)	for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

(v)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(vii)	in connection with the borrowing or lending of foreign securities; and

(viii)	for any other proper Fund purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper Fund purpose, and naming the person or persons to whom such payment is to be made.

3.4.3.       Market Conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for foreign securities received for the account of the Funds and delivery of foreign securities maintained for the account of the Funds may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering foreign securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such foreign securities from such purchaser or dealer.

Section 3.5        Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Custodian (other than bearer securities) shall be registered in the name of the applicable Fund or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Fund under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

Section 3.6        Bank Accounts. A bank account or bank accounts opened and maintained outside the United States on behalf of a Fund with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Fund.

Section 3.7        Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the foreign securities held hereunder to which the Funds shall be entitled and shall credit such income, as collected, to the applicable Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

Section 3.8        Proxies. With respect to the foreign securities held under this Section 3, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder proxy rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

Section 3.9         Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian in connection with the foreign securities being held for the account of the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian in connection with the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer.

Section 3.10        Liability of Foreign Sub-Custodians and Foreign Securities Systems. Each agreement pursuant to which the Custodian employs as a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian’s performance of such obligations. At the Fund’s election, the Funds shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Funds have not been made whole for any such loss, damage, cost, expense, liability or claim.

Section 3.11        Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Funds by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Funds by the tax law of countries set forth on Schedule A hereto, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

Section 4.        Payments for Repurchases or Redemptions and Sales of Shares.

From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares which have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of, and in accordance with, instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such written procedures and controls as may be mutually agreed upon from time to time between the Fund and the Custodian.

The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit to the account of the Fund such payments as are received by the distributor or the Transfer Agent, as the case may be, for Shares issued or sold from time to time. The Custodian will notify the Fund and the Transfer Agent of any payments for Shares received by it from time to time.

Section 5.        Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income.

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of the Fund and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund, shall itself keep such books of account and/ or compute such net asset value per Share. If so directed, the Custodian shall also (i) calculate daily the net income of the Fund as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income, and/ or (ii) advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Prospectus.

Section 6.        Proper Instructions.

“Proper Instructions,” as such term is used throughout this Agreement, means either (i) a writing, including a facsimile transmission, signed by one or more persons as set forth on, and in accordance with, an “Authorized Persons List,” as such term is defined herein (each such instruction a “Written Proper Instruction”), (ii) a “Client Originated Electronic Financial Instruction,” as such term is defined in the Data Access Services Addendum hereto, given in accordance with the terms of such Addendum, or (iii) instructions received by the Custodian from a third party in accordance with any three-party agreement which requires a segregated asset account in accordance with Section 2.11.

Each Written Proper Instruction shall set forth a brief description of the type of transaction involved (choosing from among the types of transactions set forth on the Authorized Persons List), including a specific statement of the purpose for which such action is requested, and any modification to a Written Proper Instruction must itself be a Written Proper Instruction and subject to all the provisions herein relating to Written Proper Instructions. The Fund will provide the Custodian with an “Authorized Persons List,” which list shall set forth (a) the names of the individuals (each an “Authorized Person’) who are authorized by the Board to give Written Proper Instructions with respect to the transactions described therein, and (b) the number of Authorized Persons whose signature or approval, as the case may be, is necessary for the Custodian to be able to act in accordance with such Written Proper Instructions with respect to a particular type of transaction. The Custodian may accept oral instructions or instructions delivered via electronic mail as Proper Instructions if the Custodian reasonably believes such instructions to have been given by an Authorized Person or Persons (as appropriate to the type of transaction); provided, however, that in no event will instructions delivered orally or via electronic mail be considered Proper Instructions with respect to transactions involving the movement of cash, securities or other assets of a Fund. The Custodian shall be entitled to rely upon instructions given in accordance with an Authorized Persons List until it actually receives written notice from the Board of the applicable Fund to the contrary.

Section 7.       Evidence of Authority.

Subject to Section 9 hereof, the Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably and in good faith believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a copy of a vote of the Board, certified by the secretary or an assistant secretary of the applicable Fund, as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

Section 8.       Actions Permitted without Express Authority.

The Custodian may in its discretion and without express authority from the Fund:

1)	make payments to itself or others for minor expenses of handling investments or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund;

2)	surrender investments in temporary form for investments in definitive form;

3)	endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

4)	in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the investments and property of the Fund except as otherwise directed by the Board.

Section 9.	Responsibility of Custodian.

The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. Notwithstanding anything to the contrary herein, the Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, and it shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. In order for the indemnification provision contained in this Section to apply, it is understood that if in any case the Fund may be asked by the Custodian to indemnify or hold the Custodian harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Custodian will use reasonable care to identify, and notify the Fund promptly concerning, any situation which presents or appears likely to present the probability of such a claim for indemnification. The Fund shall have the option to defend the Custodian against any claim which may be the subject of a claim for indemnification hereunder, and in the event that the Fund so elects, it will notify the Custodian thereof and, thereupon, (i) the Fund shall take over complete defense of the claim and (ii) the Custodian shall initiate no further legal or other expenses with respect to such claim. The Custodian shall in no case confess any claim or make any compromise with respect to any claim for which it will seek indemnity from the Fund except with the Fund’s prior written consent. Nothing herein shall be construed to limit any right or cause of action on the part of the Custodian under this Agreement which is independent of any right or cause of action on the part of the Fund. The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund or other such counsel as agreed to by the parties) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be entitled to rely upon, and shall have no duty of inquiry with respect to, the accuracy of any representation or warranty given to it by the Fund or any duly-authorized employee or agent thereof, and shall be without liability for any action reasonably taken or omitted by it in reliance thereon. Regardless of whether assets held pursuant to this Agreement are maintained in the custody of a foreign banking institution, a foreign securities depository, or a branch or affiliate of a U.S. bank, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody of any securities or cash or other property of the Fund in a foreign country including, but not limited to, losses resulting from the nationalization or expropriation of assets, the imposition of currency controls or restrictions, acts of war or terrorism or civil unrest, riots, revolutions, work stoppages, natural disasters or other similar events or acts.

Except as may arise from the Custodian’s own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by: (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions; (ii) errors by the Fund or its duly- appointed investment advisor in their instructions to the Custodian provided such instructions have been given in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian’s sub- custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian’s sub-custodians, nominees or agents, or any consequential losses arising out of such delay or failure to transfer such securities, including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) changes to any provision of any present or future law or regulation or order of the United States, or any state thereof, or of any other country or political subdivision thereof, or any order of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a foreign banking institution acting as a sub-custodian hereunder to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If the Fund requires the Custodian to take any action with respect to investments, which action involves the payment of money or which action may, in the reasonable opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If the Custodian, or any of its affiliates, subsidiaries or agents, advances cash or investments to the Fund for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement), or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor, and should the Fund fail to repay the Custodian promptly the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement, provided that the Custodian gives the Fund reasonable notice to repay such cash or securities advanced, and provided further that such notice requirement shall not preclude the Custodian’s right to assert and execute on such lien.

Except as may arise from the Custodian’s own negligence or willful misconduct, or the negligence or willful misconduct of a subcustodian or agent appointed by the Custodian, the Fund agrees to indemnify and hold the Custodian harmless from and against any and all costs, expenses, losses, damages, charges, reasonable counsel fees, payments and liabilities which may be asserted against the Custodian (i) acting in accordance with any Proper Instruction, or (ii) for any acts or omissions of Chase Manhattan Bank N.A.

Notwithstanding any provision herein to the contrary, to the extent the Custodian is found to be liable hereunder for any loss, liability, claim, expense or damage, the Custodian shall be liable only for such loss, liability, claim, expense or damage which was reasonably foreseeable.

Section 10.        Effective Period, Termination and Amendment.

This Agreement shall become effective as of the date of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto, and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing in the case of a termination by the Fund, and not sooner than one hundred eighty (180) days after the date of such delivery or mailing in the case of termination by the Custodian; provided, however that the Custodian shall not act under Section 2.9 hereof in the absence of receipt of an initial certificate of a Fund’s secretary, or an assistant secretary thereof, that the Board has approved the initial use of a particular U.S. Securities System, as required by the 1940 Act or any applicable Rule thereunder, and that the Custodian shall not act under Section 2.10 hereof in the absence of receipt of an initial certificate of a Fund’s secretary, or an assistant secretary thereof, that the Board has approved the initial use of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund’s articles of incorporation, agreement of trust, by-laws and/or registration statement (as applicable, the “Governing Documents”); and further provided that the Fund may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the United States Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Agreement, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its reasonable costs, expenses and disbursements, provided that the Custodian shall not incur any costs, expenses or disbursements specifically in connection with such termination unless it has received prior approval from the Fund, such approval not to be unreasonably withheld.

Section 11.         Successor Custodian.

If a successor custodian shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the offices of the Custodian, duly endorsed and in the form for transfer, all investments and other properties then held by it hereunder, and shall transfer to an account of the successor custodian all of the Fund’s investments held in a Securities System. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a copy of a vote of the Board, certified by the secretary or an assistant secretary of the applicable Fund, deliver at the offices of the Custodian and transfer such investments, funds and other properties in accordance with such vote. In the event that no written order designating a successor custodian or certified copy of a vote of the Board shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection and having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all property held by the Custodian under this Agreement and to transfer to an account of such successor custodian all of the Fund’s investments held in any Securities System; thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

In the event that any property held pursuant to this Agreement remains in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such property, and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

Section 12.         General.

Section 12.1        Compensation of Custodian. The Custodian shall be entitled to compensation for its services and reimbursement of its expenses as Custodian as agreed upon from time to time between the Fund and the Custodian.

Section 12.2        Massachusetts Law to Apply. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

Section 12.3        Records. The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund’s request, supply the Fund with a tabulation of investments owned by the Fund and held by the Custodian hereunder, and shall, when requested to do so by an officer of the Fund, and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

Section 12.4        Opinion of Fund’s Independent Accountant. The Custodian shall take all reasonable action as the Fund may from time to time request to obtain from year to year favorable opinions from the Fund’s independent accountants with respect to its activities hereunder in connection with the preparation of the Fund’s Form N-1A, the preparation of the Fund’s Form N-SAR, the preparation of any other annual reports to the SEC with respect to the Fund, and with respect to any other requirements of the SEC.

Section 12.5        Interpretive and Additional Provisions. In connection with the operation of this Agreement, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Governing Documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

Section 12.6        Bond. The Custodian shall at all times maintain a bond in such form and amount as is acceptable to the Fund, which shall be issued by a reputable fidelity insurance company authorized to do business in the place where such bond is issued, against larceny and embezzlement, covering each officer and employee of the Custodian who may, singly or jointly with others, have access to securities or funds of the Fund, either directly or through authority to receive and carry out any certificate instruction, order request, note or other instrument required or permitted by this Agreement. The Custodian agrees that it shall not cancel, terminate or modify such bond insofar as it adversely affects the Fund except after written notice given to the Fund not less than 10 days prior to the effective date of such cancellation, termination or modification. The Custodian shall, upon request, furnish to the Fund a copy of each such bond and each amendment thereto.

Section 12.7        Confidentiality. The Custodian agrees to treat all records and other information relative to the Fund and its prior, present or future shareholders as confidential, and the Custodian, on behalf of itself and its employees, agrees to keep confidential all such information except, after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Custodian may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

Section 12.8         Exemption from Lien. Except as set forth in Section 9 hereof, the securities and other assets held by the Custodian hereunder shall not be subject to lien or charge of any kind in favor of the Custodian or any person claiming through the Custodian. Nothing herein shall be deemed to deprive the Custodian of its right to invoke any and all remedies available at law or equity to collect amounts due it under this Agreement.

Section 12.9         Assignment. This Agreement may not be assigned by either party without the written consent of the other, except that either party may assign its rights and obligations hereunder to a party controlling, controlled by, or under common control with such party.

Section 12.10 Prior Agreements. Without derogating the rights established thereunder prior to the date of this Agreement, this Agreement supersedes and terminates, as of the date hereof, all prior agreements between the Fund and the Custodian relating to the custody of Fund assets.

Section 12.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute but one and the same Agreement.

Section 12.12 Notices. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:	c/o T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202 Attention: Carmen Deyesu Telephone: 410-345-6658 Telecopy: 410-685-8827/8830

To the Custodian:	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171, U.S.A. Attention: Carol C. Ayotte Telephone: 617-985-6894 Telecopy: 617-537-6321

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

Section 12.13 Entire Agreement. This Agreement (including all schedules, appendices, exhibits and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof.

Section 12.14 Headings Not Controlling. Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

Section 12.15 Survival. All provisions regarding indemnification, confidentiality, warranty, liability and limits thereon shall survive following the expiration or termination of this Agreement.

Section 12.16 Severability. In the event any provision of this Agreement is held illegal, void or unenforceable, the balance shall remain in effect.

Section 12.17 The Parties. All references herein to the “Fund” are to each of the funds listed on Appendix A hereto individually, as if this Agreement were between such individual Fund and the Custodian. In the case of a series fund or trust, all references to the “Fund” are to the individual series or portfolio of such fund or trust, or to such fund or trust on behalf of the individual series or portfolio, as appropriate. Any reference in this Agreement to “the parties” shall mean the Custodian and such other individual Fund as to which the matter pertains. Each Fund hereby represents and warranties that (i) it has the requisite power and authority under applicable laws and its Governing Documents to enter into and perform this Agreement, (ii) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement, and (iii) its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

Section 12.18 Directors and Trustees. It is understood and is expressly stipulated that neither the holders of Shares nor any member of the Board be personally liable hereunder. Whenever reference is made herein to an action required to be taken by the Board, such action may also be taken by the Board’s executive committee.

Section 12.19 Massachusetts Business Trust. With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term “Fund” means and refers to the trustees from time to time serving under the applicable trust agreement of such trust, as the same may be amended from time to time (the ‘Declaration of Trust”). It is expressly agreed that the obligations of any such Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Fund personally, but bind only the trust property of the Fund as set forth in the applicable Declaration of Trust. In the case of each Fund which is a Massachusetts business trust (in each case, a “Trust”), the execution and delivery of this Agreement on behalf of the Trust has been authorized by the trustees, and signed by an authorized officer, of the Trust, in each case acting in such capacity and not individually, and neither such authorization by the trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

Section 12.20 Reproduction of Documents. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 12.21 Shareholder Communications Election. SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund’s name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian “no”, the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian “yes” or does not check either “yes” or “no” below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund’s protection, the Rule prohibits the requesting company from using the Fund’s name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ]	The Custodian is authorized to release the Fund’s name, address, and share positions.

NO [X]	The Custodian is not authorized to release the Fund’s name, address, and share positions.

DATA ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT

Addendum to the Custodian Agreement (as defined below) between each fund listed on Appendix A to the Custodian Agreement, as such Appendix A is amended from time to time (each such fund listed on Appendix A shall be individually referred to herein as the “Fund”), and State Street Bank and Trust Company (“State Street”).

PREAMBLE

WHEREAS, State Street has been appointed as custodian of certain assets of the Fund pursuant to a certain Custodian Agreement (the “Custodian Agreement”) dated as of January 28, 1998, and amended thereafter from time to time;

WHEREAS, State Street has developed and utilizes proprietary accounting and other systems, including State Street’s proprietary Multicurrency HORIZONR Accounting System, in its role as custodian of the Fund, and maintains certain Fund-related data (“Fund Data”) in databases under the control and ownership of State Street (the “Data Access Services”); and

WHEREAS, State Street makes available to the Fund (and certain of the Fund’s agents as set forth herein) certain Data Access Services solely for the benefit of the Fund, and intends to provide additional services, consistent with the terms and conditions of this Addendum.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties agree as follows:

1.	SYSTEM AND DATA ACCESS SERVICES

a.       System. Subject to the terms and conditions of this Addendum and solely for the purpose of providing access to Fund Data as set forth herein, State Street hereby agrees to provide the Fund, or certain third parties approved by State Street that serve as the Fund’s investment advisors, investment managers or fund accountants (the “Fund Accountants”) or as the Fund’s independent auditors (the “Auditor”), with access to State Street’s Multicurrency HORIZONR Accounting System and the other information systems described in Attachment A (collectively, the “System”) on a remote basis solely on the computer hardware, system software and telecommunication links described in Attachment B (the “Designated Configuration”) or on any designated substitute or back-up equipment configuration consented to in writing by State Street, such consent not to be unreasonably withheld.

b.       Data Access Services. State Street agrees to make available to the Fund the Data Access Services subject to the terms and conditions of this Addendum and such data access operating standards and procedures as may be issued by State Street from time to time. The Fund shall be able to access the System to (i) originate electronic instructions to State Street in order to (a) effect the transfer or movement of cash or securities held under custody by State Street or (b) transmit accounting or other information (the transactions described in (i)(a) and (i)(b) above are referred to herein as “Client Originated Electronic Financial Instructions”), and (ii) access data for the purpose of reporting and analysis, which shall all be deemed to be Data Access Services for purposes of this Addendum.

c.       Additional Services. State Street may from time to time agree to make available to the Fund additional Systems that are not described in the attachments to this Addendum. In the absence of any other written agreement concerning such additional systems, the term “System” shall include, and this Addendum shall govern, the Fund’s access to and use of any additional System made available by State Street and/or accessed by the Fund.

2.	NO USE OF THIRD PARTY SYSTEMS-LEVEL SOFTWARE

State Street and the Fund acknowledge that in connection with the Data Access Services provided under this Addendum, the Fund will have access, through the Data Access Services, to Fund Data and to functions of State Street’s proprietary systems; provided, however that in no event will the Fund have direct access to any third party systems-level software that retrieves data for, stores data from, or otherwise supports the System.

3.	LIMITATION ON SCOPE OF USE

a.       Designated Equipment; Designated Locations. The System and the Data Access Services shall be used and accessed solely on and through the Designated Configuration at the offices of the Fund or the Fund Accountants in Baltimore, Maryland or Owings Mills, Maryland (“Designated Locations”).

b.       Designated Configuration; Trained Personnel. State Street and the Fund shall be responsible for supplying, installing and maintaining the Designated Configuration at the Designated Locations. State Street and the Fund agree that each will engage or retain the services of trained personnel to enable both parties to perform their respective obligations under this Addendum. State Street agrees to use commercially reasonable efforts to maintain the System so that it remains serviceable, provided, however, that State Street does not guarantee or assure uninterrupted remote access use of the System.

c.       Scope of Use. The Fund will use the System and the Data Access Services only for the processing of securities transactions, the keeping of books of account for the Fund and accessing data for purposes of reporting and analysis. The Fund shall not, and shall cause its employees and agents not to (i) permit any unauthorized third party to use the System or the Data Access Services, (ii) sell, rent, license or otherwise use the System or the Data Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Data Access Services for any fund, trust or other investment vehicle), other than as set forth herein, without the prior written consent of State Street, (iv) allow access to the System or the Data Access Services through terminals or any other computer or telecommunications facilities located outside the Designated Locations, (v) allow or cause any information (other than portfolio holdings, valuations of portfolio holdings, and other information reasonably necessary for the management or distribution of the assets of the Fund) transmitted from State Street’s databases, including data from third party sources, available through use of the System or the Data Access Services to be redistributed or retransmitted to another computer, terminal or other device for other than use for or on behalf of the Fund or (vi) modify the System in any way, including without limitation developing any software for or attaching any devices or computer programs to any equipment, system, software or database which forms a part of or is resident on the Designated Configuration.

d.       Other Locations. Except in the event of an emergency or of a planned System shutdown, the Fund’s access to services performed by the System or to Data Access Services at the Designated Locations may be transferred to a different location only upon the prior written consent of State Street. In the event of an emergency or System shutdown, the Fund may use any back-up site included in the Designated Configuration or any other back-up site agreed to by State Street, which agreement will not be unreasonably withheld. The Fund may secure from State Street the right to access the System or the Data Access Services through computer and telecommunications facilities or devices complying with the Designated Configuration at additional locations only upon the prior written consent of State Street and on terms to be mutually agreed upon by the parties.

e.       Title. Title and all ownership and proprietary rights to the System, including any enhancements or modifications thereto, whether or not made by State Street, are and shall remain with State Street.

f.       No Modification. Without the prior written consent of State Street, the Fund shall not modify, enhance or otherwise create derivative works based upon the System, nor shall the Fund reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

g.       Security Procedures. The Fund shall comply with data access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System on a remote basis and to access the Data Access Services. The Fund shall have access only to the Fund Data and authorized transactions agreed upon from time to time by State Street and, upon notice from State Street, the Fund shall discontinue remote use of the System and access to Data Access Services for any security reasons cited by State Street; provided, that, in such event, State Street shall, for a period not less than 180 days (or such other shorter period specified by the Fund) after such discontinuance, assume responsibility to provide accounting services under the terms of the Custodian Agreement.

h.        Inspections. State Street shall have the right to inspect the use of the System and the Data Access Services by the Fund, the Fund Accountants and the Auditor to ensure compliance with this Addendum. The on-site inspections shall be upon prior written notice to Fund, the Fund Accountants and the Auditor and at reasonably convenient times and frequencies so as not to result in an unreasonable disruption of the Fund’s or the Fund Accountants’ or the Auditor respective businesses.

4.	PROPRIETARY INFORMATION

a.       Proprietary Information. The Fund acknowledges and State Street represents that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Fund by State Street as part of the Data Access Services and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Fund shall be deemed proprietary and confidential information of State Street (hereinafter “Proprietary Information”). The Fund agrees that it will hold such Proprietary Information in the strictest confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees or agents who are permitted access to the Proprietary Information to satisfy its obligations hereunder. The Fund further acknowledges that State Street shall not be required to provide the Fund Accountants or the Auditor with access to the System unless it has first received from the Fund Accountants and the Auditor an undertaking with respect to State Street’s Proprietary Information in the form of Attachment C and/or Attachment C-1 to this Addendum. The Fund shall use all commercially reasonable efforts to assist State Street in identifying and preventing any unauthorized use, copying or disclosure of the Proprietary Information or any portions thereof or any of the logic, formats or designs contained therein.

b.       Cooperation. Without limitation of the foregoing, the Fund shall advise State Street immediately in the event the Fund learns or has reason to believe that any person to whom the Fund has given access to the Proprietary Information, or any portion thereof, has violated or intends to violate the terms of this Addendum, and the Fund will, at its reasonable expense, cooperate with State Street in seeking injunctive or other equitable relief in the name of the Fund or State Street against any such person.

c.       Injunctive Relief. The Fund acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law. In addition, State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

d.       Survival. The provisions of this Section 4 shall survive the termination of this Addendum.

5.	LIMITATION ON LIABILITY

a.       Standard of Care and Limitation on Amount and Time for Bringing Action. State Street shall be held to a standard of reasonable care with respect to all of its duties and obligations under this Addendum. The Fund agrees that any liability of State Street to the Fund or any third party arising with respect to the System or State Street’s provision of Data Access Services under this Data Access Services Addendum shall be limited to the amount paid by the Fund for the preceding 24 months for such services. The foregoing limitation shall relate solely to State Street’s provision of the Data Access Services pursuant to this Addendum and is not intended to limit State Street’s responsibility to perform in accordance with the Custodian Agreement, including its duty to act in accordance with Proper Instructions. In no event shall State Street be liable to the Fund or any other party pursuant to this Addendum for any special, indirect, punitive or consequential damages even if advised of the possibility of such damages. No action, regardless of form, arising out of the terms of this Addendum may be brought by the Fund more than two years after the Fund has knowledge that the cause of action has arisen.

b.       Limited Warranties. NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY STATE STREET.

c.       Third-Party Data. Organizations from which State Street may obtain certain data included in the System or the Data Access Services are solely responsible for the contents of such data, and State Street shall have no liability for claims arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof.

d.       Regulatory Requirements. As between State Street and the Fund, the Fund shall be solely responsible for the accuracy of any accounting statements or reports produced using the Data Access Services and the System and the conformity thereof with any requirements of law.

e.       Force Majeure. Neither party shall be liable for any costs or damages due to delay or nonperformance under this Data Access Services Addendum arising out of any cause or event beyond such party’s control, including, without limitation, cessation of services hereunder or any damages resulting therefrom to the other party as a result of work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action, or communication disruption.

6.	INDEMNIFICATION

The Fund agrees to indemnify and hold State Street harmless from any loss, damage or expense including reasonable attorney’s fees, (a “loss”) suffered by State Street arising from (i) the negligence or willful misconduct in the use by the Fund of the Data Access Services or the System, including any loss incurred by State Street resulting from a security breach at the Designated Locations or committed by the Fund’s employees or agents or the Fund Accountants or the and Auditor, and (ii) any loss resulting from incorrect Client Originated Electronic Financial Instructions. State Street shall be entitled to rely on the validity and authenticity of Client Originated Electronic Financial Instructions without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by State Street from time to time.

7.	FEES

Fees and charges for the use of the System and the Data Access Services and related payment terms shall be as set forth in the custody fee schedule in effect from time to time between the parties (the “Fee Schedule”). Any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street) shall be borne by the Fund. Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

8.	TRAINING, IMPLEMENTATION AND CONVERSION

a.           Training. State Street agrees to provide training, at a designated State Street training facility or at the Designated Locations, to the Fund’s personnel in connection with the use of the System on the Designated Configuration. The Fund agrees that it will set aside, during regular business hours or at other times agreed upon by both parties, sufficient time to enable all operators of the System and the Data Access Services, designated by the Fund, to receive the training offered by State Street pursuant to this Addendum.

b.           Installation and Conversion. State Street and the Fund shall be responsible for the technical installation and conversion (“Installation and Conversion”) of the Designated Configuration. The Fund shall have the following responsibilities in connection with Installation and Conversion of the System:

(i)	The Fund shall be solely responsible for the timely acquisition and maintenance of the hardware and software that attach to the Designated Configuration in order to use the Data Access Services at the Designated Locations, and

(ii)	State Street and the Fund each agree that they will assign qualified personnel to actively participate during the Installation and Conversion phase of the System implementation to enable both parties to perform their respective obligations under this Addendum.

9.	SUPPORT

During the term of this Addendum, State Street agrees to provide the support services set out in Attachment D to this Addendum.

10.	TERM

a.       Term. This Addendum shall become effective on the date of its execution by State Street and shall remain in full force and effect until terminated as herein provided.

b.       Termination. Either party may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days’ prior written notice in the case of notice of termination by State Street to the Fund or thirty (30) days’ notice in the case of notice from the Fund to State Street of termination; or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. In the event the Fund shall cease doing business, shall become subject to proceedings under the bankruptcy laws (other than a petition for reorganization or similar proceeding) or shall be adjudicated bankrupt, this Addendum and the rights granted hereunder shall, at the option of State Street, immediately terminate with notice to the Fund. This Addendum shall in any event terminate as to any Fund within ninety (90) days after the termination of the Custodian Agreement.

c.       Termination of the Right to Use. Upon termination of this Addendum for any reason, any right to use the System and access to the Data Access Services shall terminate and the Fund shall immediately cease use of the System and the Data Access Services. Immediately upon termination of this Addendum for any reason, the Fund shall return to State Street all copies of documentation and other Proprietary Information in its possession; provided, however, that in the event that either party terminates this Addendum or the Custodian Agreement for any reason other than the Fund’s breach, State Street shall provide the Data Access Services for a period of time and at a price to be agreed upon in writing by the parties.

11.	MISCELLANEOUS

a.       Year 2000. State Street will take all steps necessary to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi-century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years. If any changes are required, State Street will make the changes to its products at no cost to the Fund and in a commercially reasonable time frame and will require third- party suppliers to do likewise.

b.       Assignment; Successors. This Addendum and the rights and obligations of the Fund and State Street hereunder shall not be assigned by either party without the prior written consent of the other party, except that State Street may assign this Addendum to a successor of all or a substantial portion of its business, or to a party controlling, controlled by, or under common control with State Street.

c.       Survival. All provisions regarding indemnification, warranty, liability and limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Addendum.

d.       Entire Agreement. This Addendum and the attachments hereto constitute the entire understanding of the parties hereto with respect to the Data Access Services and the use of the System and supersedes any and all prior or contemporaneous representations or agreements, whether oral or written, between the parties as such may relate to the Data Access Services or the System, and cannot be modified or altered except in a writing duly executed by the parties. This Addendum is not intended to supersede or modify the duties and liabilities of the parties hereto under the Custodian Agreement or any other agreement between the parties hereto except to the extent that any such agreement specifically refers to the Data Access Services or the System. No single waiver or any right hereunder shall be deemed to be a continuing waiver.

e.       Severability. If any provision or provisions of this Addendum shall be held to be invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

f.       Governing Law. This Addendum shall be interpreted and construed in accordance with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof.

ATTACHMENT A

Multicurrency HORIZON® Accounting System

System Product Description

I.       The Multicurrency HORIZONR Accounting System is designed to provide lot level portfolio and general ledger accounting for SEC and ERISA type requirements and includes the following services: 1) recording of general ledger entries; 2) calculation of daily income and expense; 3) reconciliation of daily activity with the trial balance, and 4) appropriate automated feeding mechanisms to (i) domestic and international settlement systems, (ii) daily, weekly and monthly evaluation services, (iii) portfolio performance and analytic services, (iv) customer’s internal computing systems and (v) various State Street provided information services products.

II.      GlobalQuestR GlobalQuestR is designed to provide customer access to the following information maintained on The Multicurrency HORIZONR Accounting System: 1) cash transactions and balances; 2) purchases and sales; 3) income receivables; 4) tax refund; 5) daily priced positions; 6) open trades; 7) settlement status; 8) foreign exchange transactions; 9) trade history; and 10) daily, weekly and monthly evaluation services.

III.     HORIZONR Gateway. HORIZONR Gateway provides customers with the ability to (i) generate reports using information maintained on the Multicurrency HORIZONR Accounting System which may be viewed or printed at the customer’s location; (ii) extract and download data from the Multicurrency HORIZONR Accounting System; and (iii) access previous day and historical data. The following information which may be accessed for these purposes: 1) holdings; 2) holdings pricing; 3) transactions, 4) open trades; 5) income; 6) general ledger and 7) cash.

IV.     State Street Interchange. State Street Interchange is an open information delivery architecture wherein proprietary communication products, data formats and workstation tools are replaced by industry standards and is designed to enable the connection of State Street’s network to customer networks, thereby facilitating the sharing of information.

ATTACHMENT C

Undertaking

(Fund Accountants)

The undersigned understands that in the course of its employment as Fund Accountant to each fund listed on Appendix A (as amended from time to time) to that certain Custodian Agreement dated as of January 28, 1998 (the “Fund”), it will have access to State Street Bank and Trust Company’s Multicurrency HORIZON Accounting System and other information systems (collectively, the “System”).

The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street Bank and Trust Company (“State Street”) as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter “Proprietary Information”). The undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

The undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

[The Fund Accountants]

By:	______________________________

Title:	______________________________

Date:	______________________________

ATTACHMENT C-1

Undertaking

(Auditor)

The undersigned understands that in the course of its employment as Auditor to each fund listed on Appendix A (as amended from time to time) to that certain Custodian Agreement dated as of January 28, 1998 (the “Fund”) it will have access to State Street Bank and Trust Company’s Multicurrency HORIZON Accounting System and other information systems (collectively, the “System”).

The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street Bank and Trust Company (“State Street”) as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter “Proprietary Information”). The undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

The undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

[The Auditor]

By:	______________________________

Title:	______________________________

Date:	______________________________

ATTACHMENT D

Support

During the term of this Addendum, State Street agrees to provide the following on-going support services:

a.       Telephone Support. The Fund Designated Persons may contact State Street’s HORIZONR Help Desk and Fund Assistance Center between the hours of 8 a.m. and 6 p.m. (Eastern time) on all business days for the purpose of obtaining answers to questions about the use of the System, or to report apparent problems with the System. From time to time, the Fund shall provide to State Street a list of persons who shall be permitted to contact State Street for assistance (such persons being referred to as the “Fund Designated Persons”).

b.       Technical Support. State Street will provide technical support to assist the Fund in using the System and the Data Access Services. The total amount of technical support provided by State Street shall not exceed 10 resource days per year. State Street shall provide such additional technical support as is expressly set forth in the fee schedule in effect from time to time between the parties (the “Fee Schedule”). Technical support, including during installation and testing, is subject to the fees and other terms set forth in the Fee Schedule.

c. Maintenance Support. State Street shall use commercially reasonable efforts to correct system functions that do not work according to the System Product Description as set forth on Attachment A in priority order in the next scheduled delivery release or otherwise as soon as is practicable.

d.       System Enhancements. State Street will provide to the Fund any enhancements to the System developed by State Street and made a part of the System; provided that State Street offer the Fund reasonable training on the enhancement. Charges for system enhancements shall be as provided in the Fee Schedule. State Street retains the right to charge for related systems or products that may be developed and separately made available for use other than through the System.

e.       Custom Modifications. In the event the Fund desires custom modifications in connection with its use of the System, the Fund shall make a written request to State Street providing specifications for the desired modification. Any custom modifications may be undertaken by State Street in its sole discretion in accordance with the Fee Schedule.

f.       Limitation on Support. State Street shall have no obligation to support the Fund’s use of the System: (1) for use on any computer equipment or telecommunication facilities which does not conform to the Designated Configuration or (ii) in the event the Fund has modified the System in breach of this Addendum.

In Witness Whereof, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price International Funds, Inc.

 T. Rowe Price International Bond Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Government Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Exempt Money Fund, Inc.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Tax-Free High Yield Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price Equity Income Fund

T. Rowe Price GNMA Fund

T. Rowe Price Capital Appreciation Fund

T. Rowe Price State Tax-Free Income Trust

Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Georgia Tax-Free Bond Fund
Florida Insured Intermediate Tax-Free Fund

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund
California Tax-Free Money Fund

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

Institutional International Funds, Inc.

Foreign Equity Fund

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. Rowe Price Index Trust, Inc.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Spectrum Fund, Inc.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Tax-Free Insured Intermediate
Bond Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced
Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio

T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. Rowe Price Personal Strategy Funds, Inc.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Value Fund, Inc.

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

Institutional Equity Funds, Inc.
Mid-Cap Equity Growth Fund

T. Rowe Price Diversified Small-Cap Growth
Fund, Inc.

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Small Cap Stock Fund, Inc.
T. Rowe Price Small Cap Stock Fund

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Tax Efficient Balanced Fund, Inc.

Reserve Investment Funds, Inc.
Government Reserve Investment Fund
Reserve Investment Fund

Signature attested to:	Executed on Behalf of each Fund:

/s/Suzanne E. Fraunhoffer	/s/Carmen Deyesu
By:	By:
Name: Suzanne E. Fraunhoffer	Name: Carmen Deyesu
Title: Legal Assistant	Title: Treasurer for each of the foregoing

Signature attested to:	State Street Bank and Trust Company

/s/Glenn Ciotti	/s/Ronald E. Logue
By:	By:
Name: Glenn Ciotti	Name: Ronald E. Logue
Title: VP & Assoc. Counsel	Title: Executive Vice President

Schedule A

Country	Subcustodian	Central Depository
United Kingdom	State Street Bank and Trust Company	None; The Bank of England The Central Gilts Office (CGO); The Central Moneymarkets Office (CMO)

Euroclear (The Euroclear System)/State Street London Limited

Appendix A

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price International Funds, Inc.
T. Rowe Price International Bond Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Government Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Exempt Money Fund, Inc.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Tax-Free High Yield Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price Equity Income Fund

T. Rowe Price GNMA Fund

T. Rowe Price Capital Appreciation Fund

T. Rowe Price State Tax-Free Income Trust
Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Georgia Tax-Free Bond Fund
Florida Insured Intermediate Tax-Free Fund

T. Rowe Price California Tax-Free Income Trust
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

Institutional International Funds, Inc.
Foreign Equity Fund

T. Rowe Price U.S. Treasury Funds, Inc.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. Rowe Price Index Trust, Inc.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Spectrum Fund, Inc.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Tax-Free Insured Intermediate Bond
Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced
Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio

T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. Rowe Price Personal Strategy Funds, Inc.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Value Fund, Inc.

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

Institutional Equity Funds, Inc.
Mid-Cap Equity Growth Fund

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Small Cap Stock Fund, Inc.
T. Rowe Price Small Cap Stock Fund

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Tax Efficient Balanced Fund, Inc.

Reserve Investment Funds, Inc.
Government Reserve Investment Fund
Reserve Investment Fund

AMENDMENT NO. 1
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 4, 1998, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Growth & Income Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Bond Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
Reserve Investment Fund
Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Stephen F. Brown
By:
Stephen F. Brown, Vice President

AMENDMENT NO. 2
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 21, 1999, by adding thereto T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Balanced Fund and T. Rowe Price Tax-Efficient Growth Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Bond Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
Reserve Investment Fund
Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice President

AMENDMENT NO. 3
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998 and April 21, 1999 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 9, 2000, by adding thereto Institutional Equity Funds, Inc., on behalf of Institutional Large- Cap Value Fund and Institutional Small-Cap Stock Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
Institutional Large-Cap Value Fund
Institutional Small-Cap Stock Fund
Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Bond Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
Reserve Investment Fund
Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
Florida Intermediate Tax-Free Fund
Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
T. Rowe Price Tax-Efficient Balanced Fund
T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice President

AMENDMENT NO. 4

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, and February 9, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 19, 2000, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.

Institutional Large-Cap Value Fund

Institutional Small-Cap Stock Fund

Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.

Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

Reserve Investment Fund

Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Virginia Short-Term Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Limited-Term Bond Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice President

AMENDMENT NO. 5

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, and April 19, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 18, 2000, by adding thereto T. Rowe Price Developing Technologies Fund, Inc., T. Rowe Price Global Technology Fund, Inc., and T. Rowe Price U.S. Bond Index Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.

Institutional Large-Cap Value Fund

Institutional Small-Cap Stock Fund

Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.

Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

Reserve Investment Fund

Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Virginia Short-Term Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Limited-Term Bond Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice President

AMENDMENT NO. 6

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000 and July 18, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 25, 2000, by adding thereto T. Rowe Price International Index Fund, Inc., on behalf of T. Rowe Price International Equity Index Fund; T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Multi-Cap Growth Fund; and T. Rowe Price Equity Series, Inc., on behalf of T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Index 500 Portfolio, and T. Rowe Price Health Sciences Portfolio.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.

Institutional Large-Cap Value Fund

Institutional Small-Cap Stock Fund

Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.

Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

Reserve Investment Fund

Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Virginia Short-Term Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Limited-Term Bond Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice President

AMENDMENT NO. 7

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, and October 25, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 7, 2001, by adding thereto T. Rowe Price State Tax-Free Income Trust, on behalf of Maryland Tax-Free Money Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.

Institutional Large-Cap Value Fund

Institutional Small-Cap Stock Fund

Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.

Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.

Reserve Investment Fund

Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund Spectrum

Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Virginia Short-Term Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Limited-Term Bond Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice President

AMENDMENT NO. 8

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, and February 7, 2001 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 24, 2001, by adding thereto Institutional Equity Funds, Inc., on behalf of Institutional Large-Cap Growth Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.

Institutional Large-Cap Value Fund

Institutional Small-Cap Stock Fund

Institutional Mid-Cap Equity Growth Fund

Institutional Large-Cap Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.

Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 9

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, and July 24, 2001 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 24, 2002, by adding thereto T. Rowe Price Institutional Income Funds, Inc., on behalf of T. Rowe Price Institutional High Yield Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Ronald E. Logue
By:
Ronald E. Logue, Vice Chairman

AMENDMENT NO. 10

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, and April 24, 2002 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 24, 2002, by adding thereto T. Rowe Price Inflation Protected Bond Fund, Inc.; T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Emerging Markets Equity Fund; T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2010 Fund, T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2030 Fund, and T. Rowe Price Retirement 2040 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2040 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 11

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, and July 24, 2002 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 4, 2002, by adding thereto T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement Income Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 12

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, and September 4, 2002 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 23, 2003, by adding thereto T. Rowe Price Institutional Equity Funds, Inc., on behalf of T. Rowe Price Institutional Large-Cap Core Growth Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 13

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, and July 23, 2003 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 22, 2003, by adding thereto T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 14

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, and October22, 2003 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 4, 2004, by adding thereto T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2005 Fund, T. Rowe Price Retirement 2015 Fund, T. Rowe Price Retirement 2025 Fund, and T. Rowe Price Retirement 2035 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 15

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, and February 4, 2004 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 20, 2004 by adding thereto T. Rowe Price Institutional Income Funds, Inc., on behalf of T. Rowe Price Institutional Core Plus Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 16

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, and September 20, 2004 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of March 2, 2005 by adding thereto T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2045 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 17

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, and March 2, 2005 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 19, 2006 by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Global Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 18

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, and April 19, 2006 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 19, 2006 by adding thereto T. Rowe Price Short- Term Income Fund, Inc. and T. Rowe Price Institutional Equity Funds, Inc., on behalf of T. Rowe Price Institutional Concentrated Large- Cap Value Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Concentrated Large-Cap Value Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price New Asia Fund

T. Rowe Price Global Bond Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Money Fund

Maryland Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 19
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, and July 19, 2006 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 18, 2006 by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Emerging Markets Bond Fund, T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Overseas Stock Fund and T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2050 Fund and T. Rowe Price Retirement 2055 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund

          T. Rowe Price Institutional Emerging Markets Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund

          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund

          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Maryland Tax-Free Money Fund
          Maryland Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          Virginia Tax-Free Bond Fund
          Florida Intermediate Tax-Free Fund
          Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Money Market Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:_____________________________________
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:_____________________________________
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 20
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, and October 18, 2006 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 24, 2007 by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional International Bond Fund; and by removing Florida Intermediate Tax-Free Fund and T. Rowe Price Tax-Free Intermediate Bond, Inc. which were merged into the T. Rowe Price Summit Municipal Intermediate Fund on November 13, 2006.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund

          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund

          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:_____________________________________
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:_____________________________________
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 21
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, and April 24, 2007 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of June 12, 2007, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Africa & Middle East Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Stock Fund

          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund

          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:_____________________________________
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:_____________________________________
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 22
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, and June 12, 2007 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 24, 2007, by adding thereto T. Rowe Price Institutional Equity Funds, Inc., on behalf of T. Rowe Price Institutional U.S. Structured Research Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund

          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund

          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:_____________________________________
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:_____________________________________
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 23
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, and July 24, 2007 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 23, 2007, by adding thereto T. Rowe Price Institutional Income Funds, Inc., on behalf of T. Rowe Price Institutional Floating Rate Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund

          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund

          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:_____________________________________
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:_____________________________________
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 24
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, and October 23, 2007 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 6, 2008, by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Africa & Middle East Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund

          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund

          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Henry H. Hopkins
By:_____________________________________
Henry H. Hopkins, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph L. Hooley
By:_____________________________________
Joseph L. Hooley, Executive Vice President

AMENDMENT NO. 25
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, and February 6, 2008 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 22, 2008, by adding thereto T. Rowe Price Global Real Estate Fund, Inc., T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Global Large-Cap Equity Fund, and T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 26
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, and July 22, 2008 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 21, 2008, by adding thereto T. Rowe Price Strategic Income Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Concentrated Large-Cap Value Fund
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund

          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund

          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 27
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, and October 21, 2008 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 22, 2009, by adding thereto T. Rowe Price U.S. Large-Cap Core Fund, Inc., by removing T. Rowe Price Developing Technologies Fund, Inc. which merged into the T. Rowe Price Science & Technology Fund on November 17, 2008, and by removing T. Rowe Price Institutional Concentrated Large-Cap Value Fund which was liquidated on March 19, 2009.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund

          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund

          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Balanced Fund
          T. Rowe Price Tax-Efficient Growth Fund
          T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 28
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, and April 22, 2009 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 20, 2009, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, by removing T. Rowe Price Tax-Efficient Balanced Fund which was merged into the T. Rowe Price Balanced Fund, Inc., on August 28, 2009; by removing T. Rowe Price Tax-Efficient Growth Fund which merged into the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund on August 28, 2009, and by changing the name of the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund to the T. Rowe Price Tax-Efficient Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund

          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 29
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, and October 20, 2009 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 10, 2010, by adding thereto T. Rowe Price Real Assets Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Foreign Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund

          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund

          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 30
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, and February 10, 2009 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 29, 2010, by changing the name of the T. Rowe Price Institutional Foreign Equity Fund to the T. Rowe Price Institutional International Growth Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 31
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, and April 29, 2010 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 6, 2010, by changing the name of the T. Rowe Price Short-Term Income Fund, Inc. to the T. Rowe Price Inflation Focused Bond Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund

          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 32
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, and July 6, 2010 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 21, 2010, by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Concentrated International Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Joseph C. Antonellis
By:_____________________________________
Joseph C. Antonellis, Vice Chairman

AMENDMENT NO. 33
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, and July 21, 2010 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 21, 2010, by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional International Core Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 34
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, and October 21, 2010 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 15, 2011, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund

          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 35
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, and April 15, 2011 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 20, 2011, by adding thereto T. Rowe Price Floating Rate Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund

          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 36
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, and April 20, 2011 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 17, 2011, by adding thereto T. Rowe Price Multi-Sector Account Portfolios, Inc., on behalf of T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio, T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio, T. Rowe Price Floating Rate Multi-Sector Account Portfolio, T. Rowe Price High Yield Multi-Sector Account Portfolio, T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio, and T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio; and by changing the name of the T. Rowe Price U.S. Bond Index Fund, Inc. to the T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 37
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, and October 17, 2011 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 9, 2012, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio

          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Bond Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 38
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, and February 9, 2012 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 24, 2012, by adding thereto T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Global Value Equity Fund and by removing T. Rowe Price Global Bond Fund which merged into the T. Rowe Price International Bond Fund on October 31, 2000.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
           Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 39
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, and April 24, 2012 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 9, 2012, by adding thereto T. Rowe Price Short-Term Bond Fund, Inc. on behalf of T. Rowe Price Ultra Short-Term Bond Fund and T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. on behalf of T. Rowe Price Tax-Free Ultra Short-Term Bond Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 40
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, and September 9, 2012 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 7, 2012, by adding thereto T. Rowe Price Reserve Investment Funds, Inc. on behalf of the T. Rowe Price Short-Term Reserve Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 41
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, and November 7, 2012 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of March 14, 2013, by adding thereto T. Rowe Price Reserve Investment Funds, Inc. on behalf of the T. Rowe Price Short-Term Government Reserve Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 42
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, and March 14, 2013 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 4, 2013, by adding thereto T. Rowe Price Global Allocation Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 43
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, and April 4, 2013 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 22, 2013, by adding thereto T. Rowe Price Institutional Income Funds, Inc. on behalf of the T. Rowe Price Institutional Long Duration Credit Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 44
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, and April 22, 2013 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 1, 2013, by changing the name of the T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio to the T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio, on behalf of the T. Rowe Price Multi-Sector Account Portfolios, Inc.; and by adding thereto T. Rowe Price Retirement Funds, Inc. on behalf of the T. Rowe Price Target Retirement 2005 Fund, T. Rowe Price Target Retirement 2010 Fund, T. Rowe Price Target Retirement 2015 Fund, T. Rowe Price Target Retirement 2020 Fund, T. Rowe Price Target Retirement 2025 Fund, T. Rowe Price Target Retirement 2030 Fund, T. Rowe Price Target Retirement 2035 Fund, T. Rowe Price Target Retirement 2040 Fund, T. Rowe Price Target Retirement 2045 Fund, T. Rowe Price Target Retirement 2050 Fund, and T. Rowe Price Target Retirement 2055 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Equity Fund
          T. Rowe Price Institutional Global Large-Cap Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe & Mediterranean Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Large-Cap Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund

          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 45
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, and July 1, 2013 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 24, 2013, by adding thereto T. Rowe Price Institutional Income Funds, Inc. on behalf of the T. Rowe Price Institutional Global Multi-Sector Bond Fund and T. Rowe Price International Funds, Inc. on behalf of the T. Rowe Price Global Industrials Fund; by changing the names of the T. Rowe Price Institutional Global Equity Fund to the T. Rowe Price Institutional Global Focused Growth Equity Fund and T. Rowe Price Institutional Global Large-Cap Equity Fund to the T. Rowe Price Institutional Global Growth Equity Fund, on behalf of the T. Rowe Price Institutional International Funds, Inc.; by changing the name of the T. Rowe Price Global Large-Cap Stock Fund to the T. Rowe Price Global Growth Stock Fund, on behalf of the T. Rowe Price International Funds, Inc.; and effective March 1, 2012 by changing the name of the T. Rowe Price Emerging Europe & Mediterranean Fund to the T. Rowe Price Emerging Europe Fund, on behalf of the T. Rowe Price International Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 46
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, and July 24, 2013 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 4, 2014, by adding thereto T. Rowe Price New Horizons Fund, Inc. on behalf of WF NHF I, LLC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund
T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 47
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, and February 4, 2014 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of March 19, 2014, by adding thereto T. Rowe Price Credit Opportunities Fund, Inc., T. Rowe Price Institutional Income Funds, Inc. on behalf of the T. Rowe Price Institutional Credit Opportunities Fund, and T. Rowe Price International Funds, Inc. on behalf of the T. Rowe Price Asia Opportunities Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 48
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, and March 19, 2014 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of, May 14, 2014 by adding thereto T. Rowe Price Retirement Funds, Inc. on behalf of the T. Rowe Price Retirement 2060 Fund and T. Rowe Price Target Retirement 2060 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 49
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, and May 14, 2014 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of, June 5, 2014 by adding thereto T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc., T. Rowe Price Institutional International Funds, Inc. on behalf of the T. Rowe Price Institutional Frontier Markets Equity Fund, and T. Rowe Price International Funds, Inc. on behalf of the T. Rowe Price International Concentrated Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund

          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 50
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, and June 5, 2014 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of, August 5, 2014 by adding thereto T. Rowe Price New Horizons Fund, Inc. on behalf of CHEWY NHF, LLC and T. Rowe Price Small-Cap Value Fund, Inc. on behalf of CHEWY SCVF, LLC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Concentrated International Equity Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Infrastructure Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          CHEWY NHF, LLC
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Income Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund

          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund
          T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 51
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of, November 21, 2014 by adding thereto T. Rowe Price Global High Income Bond Fund and T. Rowe Price Global Unconstrained Bond Fund, and by removing the T. Rowe Price Global Infrastructure Fund on behalf of T. Rowe Price International Funds, Inc.; and by changing the name of the T. Rowe Price Institutional Concentrated International Equity Fund to the T. Rowe Price Institutional International Concentrated Equity Fund on behalf of the T. Rowe Price Institutional International Funds, Inc.; by changing the name of the T. Rowe Price Retirement Income Fund to the T. Rowe Price Retirement Balanced Fund on behalf of the T. Rowe Price Retirement Funds, Inc.; and by removing T. Rowe Price Summit GNMA Fund on behalf of T. Rowe Price Summit Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          CHEWY NHF, LLC
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund

          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Michael F. Rogers
By:_____________________________________
Michael F. Rogers, Executive Vice President

AMENDMENT NO. 52
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, and November 21, 2014 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of June 8, 2015 by adding thereto T. Rowe Price New Horizons Fund, Inc. on behalf of Encapsys NHF, LLC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          CHEWY NHF, LLC
          Encapsys NHF, LLC
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund

          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 53
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, and June 8, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 16, 2015 by adding thereto Alclear NHF LLC, and by removing WF NHF I LLC on behalf of T. Rowe Price New Horizons Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund

          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund

          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 54
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, and July 16, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 30, 2015 by adding thereto Wheels Up NHF LLC on behalf of T. Rowe Price New Horizons Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund

          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT TO CUSTODIAN CONTRACT

This Amendment to Custodian Agreement (“Amendment”) is made as of July 31, 2015, by and between each entity set forth on Appendix A hereto (each, a “Fund”) and State Street Bank and Trust Company (the “Custodian”).

WHEREAS, reference is made to that certain Custodian Agreement dated January 28, 1998 by and between each Fund and the Custodian (as amended, modified and supplemented from time to time, the “Agreement”); and

WHEREAS, the Funds and the Custodian desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing, the Fund and the Custodian hereby agree to amend the Agreement, pursuant to the terms thereof, as follows.

1.       Section 10 of the Agreement (Effective Period, Termination and Amendment) is hereby deleted in its entirety and replaced with the following Section 10:

“SECTION 10. EFFECTIVE PERIOD, TERMINATION AND AMENDMENT.

This Agreement shall remain in full force and effect for an initial term ending three (3) years after the Final Completion Date (as such term may be separately defined by the parties) (the “Initial Term”). After the expiration of the Initial Term, this Agreement shall automatically renew for successive two-year terms (each, a “Renewal Term”) unless a written notice of non-renewal is delivered by the non-renewing party no later than ninety (90) days prior to the expiration of the Initial Term or any Renewal Term, as the case may be. During the Initial Term and thereafter, either party may terminate this Agreement: (i) in the event of the other party’s material breach of a material provision of this Agreement that the other party has either (a) failed to cure or (b) failed to establish a remedial plan to cure that is reasonably acceptable, within 60 days’ written notice of such breach, such termination to take effect no sooner than thirty days (30) days after the date of such failure to cure or failure to establish a remedial plan or (ii) immediately in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event to the other party at the direction of an appropriate agency or court of competent jurisdiction. Upon termination of this Agreement pursuant to this paragraph with respect to a Fund, the Fund shall pay Custodian its compensation due as of the date of such termination and shall reimburse Custodian for its reasonable costs, expenses and disbursements, provided that the Custodian shall not incur any costs, expenses or disbursements specifically in connection with such termination unless it has received prior approval from the Fund, such approval not to be unreasonably withheld.

During the Initial Term, in the event of: (i) a Fund’s termination of this Agreement for any reason other than as set forth in the immediately preceding paragraph or (ii) a transaction not in the ordinary course of business pursuant to which the Custodian is not retained to continue providing services hereunder to the Fund (or its respective successor), the Fund shall pay the Custodian its compensation due through the end of the Initial Term (based upon the average monthly compensation previously earned by Custodian with respect to the Fund) and shall reimburse the Custodian for its reasonable costs, expenses and disbursements, provided that the Custodian shall not incur any costs, expenses or disbursements specifically in connection with such termination unless it has received prior approval from the Fund, such approval not to be unreasonably withheld. Upon receipt of such payment and reimbursement, the Custodian will deliver the Fund’s securities and cash as set forth hereinbelow. For the avoidance of doubt, no payment will be required pursuant to clause (ii) of this paragraph by a Fund in the event of any transaction such as (a) the liquidation or dissolution of the Fund and distribution of the Fund’s assets as a result of the Board’s determination in its reasonable business judgment that the Fund is no longer viable (b) a merger of the Fund into, or the consolidation of the Fund with, another entity, or (c) the sale by the Fund of all, or substantially all, of its assets to another entity, in each of (b) and (c) where the Custodian is retained to continue providing services to the Fund (or its respective successor) on substantially the same terms as this Agreement.

Termination of this Agreement with respect to any one particular Fund shall in no way affect the rights and duties under this Agreement with respect to any other Fund. The provisions of Section 10 of this Agreement shall survive termination of this Agreement for any reason.

This Agreement may be amended at any time in writing by mutual agreement of the parties hereto.”

2.       Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

3.       This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first written above.

EACH ENTITY SET FORTH ON APPENDIX A HERETO
/s/David Oestreicher
By:_____________________________________
Name: David Oestreicher
Title: Vice President

STATE STREET BANK AND TRUST COMPANY
/s/Gunjan Kedia
By:_____________________________________
Name: Gunjan Kedia
Title: Executive Vice President

Appendix A to Custodian Agreement

List of Funds

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.
          CHEWY NHF, LLC
          Encapsys NHF, LLC
          WF NHF I, LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

AMENDMENT NO. 55
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, and July 30, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of August 3, 2015 by adding thereto T. Rowe Price Emerging Markets Value Stock Fund on behalf of T. Rowe Price International Funds, Inc. and by changing the name of the T. Rowe Price Strategic Income Fund, Inc. to the T. Rowe Price Global Multi-Sector Bond Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund

          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Target Retirement 2005 Fund

          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 56
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, and August 3, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 16, 2015 by adding thereto T. Rowe Price Retirement I 2005 Fund—I Class, T. Rowe Price Retirement I 2010 Fund—I Class, T. Rowe Price Retirement I 2015 Fund—I Class, T. Rowe Price Retirement I 2020 Fund—I Class, T. Rowe Price Retirement I 2025 Fund—I Class, T. Rowe Price Retirement I 2030 Fund—I Class, T. Rowe Price Retirement I 2035 Fund—I Class, T. Rowe Price Retirement I 2040 Fund—I Class, T. Rowe Price Retirement I 2045 Fund—I Class, T. Rowe Price Retirement I 2050 Fund—I Class, T. Rowe Price Retirement I 2055 Fund—I Class, T. Rowe Price Retirement I 2060 Fund—I Class, and T. Rowe Price Retirement Balanced I Fund—I Class on behalf of T. Rowe Price Retirement Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio

          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund

          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class

          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 57
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, August 3, 2015, and September 16, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 18, 2015 by adding thereto T. Rowe Price Mid-Cap Index Fund and T. Rowe Price Small-Cap Index Fund on behalf of T. Rowe Price Index Trust, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class

          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
           CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 58
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, August 3, 2015, September 16, 2015, and September 18, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 27, 2015 by changing the name of the T. Rowe Price Inflation Focused Bond Fund, Inc. to the T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund

          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio

          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class

          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target Retirement 2005 Fund
          T. Rowe Price Target Retirement 2010 Fund
          T. Rowe Price Target Retirement 2015 Fund
          T. Rowe Price Target Retirement 2020 Fund
          T. Rowe Price Target Retirement 2025 Fund
          T. Rowe Price Target Retirement 2030 Fund
          T. Rowe Price Target Retirement 2035 Fund
          T. Rowe Price Target Retirement 2040 Fund
          T. Rowe Price Target Retirement 2045 Fund
          T. Rowe Price Target Retirement 2050 Fund
          T. Rowe Price Target Retirement 2055 Fund
          T. Rowe Price Target Retirement 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
           CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 59
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, August 3, 2015, September 16, 2015, September 18, 2015, and October 27, 2015 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 23, 2016 by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund, Inc. to the T. Rowe Price Quantitative Management Funds, Inc. and by adding thereto T. Rowe Price Quantitative Management Funds, Inc. on behalf of the T. Rowe Price QM Global Equity Fund, T. Rowe Price QM U.S. Small-Cap Growth Equity Fund, T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund, and T. Rowe Price QM U.S. Value Equity Fund; and by changing the names of the T. Rowe Price Target Retirement 2005 Fund to the T. Rowe Price Target 2005 Fund; T. Rowe Price Target Retirement 2010 Fund to the T. Rowe Price Target 2010 Fund; T. Rowe Price Target Retirement 2015 Fund to the T. Rowe Price Target 2015 Fund; T. Rowe Price Target Retirement 2020 Fund to the T. Rowe Price Target 2020 Fund; T. Rowe Price Target Retirement 2025 Fund to the T. Rowe Price Target 2025 Fund; T. Rowe Price Target Retirement 2030 Fund to the T. Rowe Price Target 2030 Fund; T. Rowe Price Target Retirement 2035 Fund to the T. Rowe Price Target 2035 Fund; T. Rowe Price Target Retirement 2040 Fund to the T. Rowe Price Target 2040 Fund; T. Rowe Price Target Retirement 2045 Fund to the T. Rowe Price Target 2045 Fund; T. Rowe Price Target Retirement 2050 Fund to the T. Rowe Price Target 2050 Fund; T. Rowe Price Target Retirement 2055 Fund to the T. Rowe Price Target 2055 Fund; and T. Rowe Price Target Retirement 2060 Fund to the T. Rowe Price Target 2060 Fund, on behalf of the T. Rowe Price Retirement Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund

          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.
          Alclear NHF LLC
          CHEWY NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
          T. Rowe Price QM Global Equity Fund
          T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
          T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
          T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
          CHEWY SCVF LLC

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 60
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, and February 23, 2016 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 8, 2016 by removing CHEWY NHF LLC on behalf of the T. Rowe Price New Horizons Fund, Inc. and by removing CHEWY SCVF LLC on behalf of the T. Rowe Price Small-Cap Value Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Limited-Term Bond Portfolio
          T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund

          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.
          Alclear NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
          T. Rowe Price QM Global Equity Fund
          T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
          T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
          T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class

          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 61
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, and April 8, 2016 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of May 2, 2016 by adding thereto T. Rowe Price Global Consumer Fund on behalf of the T. Rowe Price International Funds, Inc. and by changing the name of the T. Rowe Price Prime Reserve Portfolio to the T. Rowe Price Government Money Portfolio on behalf of the T. Rowe Price Fixed Income Series, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Government Money Portfolio
          T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund

          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Consumer Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.
          Alclear NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
          T. Rowe Price QM Global Equity Fund
          T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
          T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
          T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund

          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund

          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Gunjan Kedia
By:_____________________________________
Gunjan Kedia, Executive Vice President

AMENDMENT NO. 62
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, and May 2, 2016 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 12, 2016 by adding thereto T. Rowe Price Institutional Cash Reserves Fund on behalf of the T. Rowe Price Institutional Income Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Government Money Portfolio
          T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Cash Reserves Fund
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund

          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Consumer Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.
          Alclear NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
          T. Rowe Price QM Global Equity Fund
          T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
          T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
          T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Investment Fund
          T. Rowe Price Reserve Investment Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund

          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:_____________________________________
Andrew Erickson, Executive Vice President

AMENDMENT NO. 63
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, and July 12, 2016 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of August 1, 2016 by changing the name of the T. Rowe Price Prime Reserve Fund, Inc. to the T. Rowe Price Government Money Fund, Inc.; by changing the name of the T. Rowe Price Summit Cash Reserves Fund to the T. Rowe Price Cash Reserves Fund on behalf of the T. Rowe Price Summit Funds, Inc.; and by changing the names of the T. Rowe Price Reserve Investment Fund to the T. Rowe Price Government Reserve Fund and T. Rowe Price Government Reserve Investment Fund to the T. Rowe Price Treasury Reserve Fund on behalf of the T. Rowe Price Reserve Investment Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio
          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Government Money Portfolio
          T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Cash Reserves Fund

          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund
          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Consumer Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.
          Alclear NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
          T. Rowe Price QM Global Equity Fund
          T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
          T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
          T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Fund
          T. Rowe Price Short-Term Government Reserve Fund
          T. Rowe Price Short-Term Reserve Fund
          T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund

          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund
          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund

          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:_____________________________________
Andrew Erickson, Executive Vice President

AMENDMENT NO. 64
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, and August 1, 2016 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 3, 2016 by adding thereto T. Rowe Price Total Return Fund, Inc. and by changing the names of the T. Rowe Price Short-Term Government Reserve Fund to the T. Rowe Price Short-Term Government Fund and T. Rowe Price Short-Term Reserve Fund to the T. Rowe Price Short-Term Fund on behalf of the T. Rowe Price Reserve Investment Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
          California Tax-Free Bond Fund
          California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
          T. Rowe Price Blue Chip Growth Portfolio
          T. Rowe Price Equity Income Portfolio
          T. Rowe Price Equity Index 500 Portfolio

          T. Rowe Price Health Sciences Portfolio
          T. Rowe Price Mid-Cap Growth Portfolio
          T. Rowe Price New America Growth Portfolio
          T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
          T. Rowe Price Government Money Portfolio
          T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
          T. Rowe Price Equity Index 500 Fund
          T. Rowe Price Extended Equity Market Index Fund
          T. Rowe Price Mid-Cap Index Fund
          T. Rowe Price Small-Cap Index Fund
          T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
          T. Rowe Price Institutional Large-Cap Core Growth Fund
          T. Rowe Price Institutional Large-Cap Growth Fund
          T. Rowe Price Institutional Large-Cap Value Fund
          T. Rowe Price Institutional Mid-Cap Equity Growth Fund
          T. Rowe Price Institutional Small-Cap Stock Fund
          T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
          T. Rowe Price Institutional Cash Reserves Fund
          T. Rowe Price Institutional Core Plus Fund
          T. Rowe Price Institutional Credit Opportunities Fund
          T. Rowe Price Institutional Floating Rate Fund
          T. Rowe Price Institutional Global Multi-Sector Bond Fund

          T. Rowe Price Institutional High Yield Fund
          T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
          T. Rowe Price Institutional Africa & Middle East Fund
          T. Rowe Price Institutional Emerging Markets Bond Fund
          T. Rowe Price Institutional Emerging Markets Equity Fund
          T. Rowe Price Institutional Frontier Markets Equity Fund
          T. Rowe Price Institutional Global Focused Growth Equity Fund
          T. Rowe Price Institutional Global Growth Equity Fund
          T. Rowe Price Institutional Global Value Equity Fund
          T. Rowe Price Institutional International Bond Fund
          T. Rowe Price Institutional International Concentrated Equity Fund
          T. Rowe Price Institutional International Core Equity Fund
          T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
          T. Rowe Price Africa & Middle East Fund
          T. Rowe Price Asia Opportunities Fund
          T. Rowe Price Emerging Europe Fund
          T. Rowe Price Emerging Markets Bond Fund
          T. Rowe Price Emerging Markets Corporate Bond Fund
          T. Rowe Price Emerging Markets Local Currency Bond Fund
          T. Rowe Price Emerging Markets Stock Fund
          T. Rowe Price Emerging Markets Value Stock Fund
          T. Rowe Price European Stock Fund
          T. Rowe Price Global Consumer Fund
          T. Rowe Price Global Growth Stock Fund
          T. Rowe Price Global High Income Bond Fund
          T. Rowe Price Global Industrials Fund
          T. Rowe Price Global Stock Fund
          T. Rowe Price Global Unconstrained Bond Fund
          T. Rowe Price International Bond Fund
          T. Rowe Price International Concentrated Equity Fund
          T. Rowe Price International Discovery Fund
          T. Rowe Price International Growth & Income Fund
          T. Rowe Price International Stock Fund
          T. Rowe Price Japan Fund
          T. Rowe Price Latin America Fund
          T. Rowe Price New Asia Fund
          T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
          T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
          T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
          T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
          T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
          T. Rowe Price Floating Rate Multi-Sector Account Portfolio
          T. Rowe Price High Yield Multi-Sector Account Portfolio
          T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
          T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.
          Alclear NHF LLC
          Encapsys NHF LLC
          Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
          T. Rowe Price Personal Strategy Balanced Fund
          T. Rowe Price Personal Strategy Growth Fund
          T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
          T. Rowe Price QM Global Equity Fund
          T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
          T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
          T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
          T. Rowe Price Government Reserve Fund
          T. Rowe Price Short-Term Fund
          T. Rowe Price Short-Term Government Fund
          T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
          T. Rowe Price Retirement 2005 Fund
          T. Rowe Price Retirement 2010 Fund
          T. Rowe Price Retirement 2015 Fund
          T. Rowe Price Retirement 2020 Fund
          T. Rowe Price Retirement 2025 Fund
          T. Rowe Price Retirement 2030 Fund
          T. Rowe Price Retirement 2035 Fund
          T. Rowe Price Retirement 2040 Fund
          T. Rowe Price Retirement 2045 Fund

          T. Rowe Price Retirement 2050 Fund
          T. Rowe Price Retirement 2055 Fund
          T. Rowe Price Retirement 2060 Fund
          T. Rowe Price Retirement Balanced Fund
          T. Rowe Price Retirement I 2005 Fund—I Class
          T. Rowe Price Retirement I 2010 Fund—I Class
          T. Rowe Price Retirement I 2015 Fund—I Class
          T. Rowe Price Retirement I 2020 Fund—I Class
          T. Rowe Price Retirement I 2025 Fund—I Class
          T. Rowe Price Retirement I 2030 Fund—I Class
          T. Rowe Price Retirement I 2035 Fund—I Class
          T. Rowe Price Retirement I 2040 Fund—I Class
          T. Rowe Price Retirement I 2045 Fund—I Class
          T. Rowe Price Retirement I 2050 Fund—I Class
          T. Rowe Price Retirement I 2055 Fund—I Class
          T. Rowe Price Retirement I 2060 Fund—I Class
          T. Rowe Price Retirement Balanced I Fund—I Class
          T. Rowe Price Target 2005 Fund
          T. Rowe Price Target 2010 Fund
          T. Rowe Price Target 2015 Fund
          T. Rowe Price Target 2020 Fund
          T. Rowe Price Target 2025 Fund
          T. Rowe Price Target 2030 Fund
          T. Rowe Price Target 2035 Fund
          T. Rowe Price Target 2040 Fund
          T. Rowe Price Target 2045 Fund
          T. Rowe Price Target 2050 Fund
          T. Rowe Price Target 2055 Fund
          T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.
          T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
          Spectrum Growth Fund
          Spectrum Income Fund
          Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
          Georgia Tax-Free Bond Fund
          Maryland Short-Term Tax-Free Bond Fund
          Maryland Tax-Free Bond Fund
          Maryland Tax-Free Money Fund
          New Jersey Tax-Free Bond Fund
          New York Tax-Free Bond Fund
          New York Tax-Free Money Fund
          Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
          T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
          T. Rowe Price Summit Municipal Income Fund
          T. Rowe Price Summit Municipal Intermediate Fund
          T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
          T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
          U.S. Treasury Intermediate Fund
          U.S. Treasury Long-Term Fund
          U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:_____________________________________
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:_____________________________________
Andrew Erickson, Executive Vice President

AMENDMENT NO. 65
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, and October 3, 2016 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 25, 2017 by adding thereto T. Rowe Price Retirement Income 2020 Fund on behalf of T. Rowe Price Retirement Funds, Inc.; by adding thereto T. Rowe Price U.S. High Yield Fund on behalf of T. Rowe Price High Yield Fund, Inc.; by changing the name of T. Rowe Price International Growth & Income Fund to T. Rowe Price International Value Equity Fund and by changing the name of T. Rowe Price Global Unconstrained Bond Fund to T. Rowe Price Dynamic Global Bond Fund on behalf of T. Rowe Price International Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST California Tax-Free Bond Fund California Tax-Free Money Fund
T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC. T. Rowe Price Institutional Cash Reserves Fund T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund
T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund
T. ROWE PRICE STATE TAX-FREE INCOME TRUST Georgia Tax-Free Bond Fund Maryland Short-Term Tax-Free Bond Fund Maryland Tax-Free Bond Fund Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund New York Tax-Free Bond Fund New York Tax-Free Money Fund Virginia Tax-Free Bond Fund
T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 66
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, and April 25, 2017 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of June 28, 2017 by adding thereto T. Rowe Price Multi-Strategy Total Return Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST California Tax-Free Bond Fund California Tax-Free Money Fund
T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund
T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Georgia Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund

New York Tax-Free Money Fund Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:	_____________________________________
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:	_____________________________________
Andrew Erickson, Executive Vice President

AMENDMENT NO. 67
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, and June 28, 2017 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 24, 2017 by adding thereto T. Rowe Price Capital Appreciation & Income Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST California Tax-Free Bond Fund California Tax-Free Money Fund
T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund
T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
Georgia Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund

New York Tax-Free Money Fund Virginia Tax-Free Bond Fund
T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 68
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of August 10, 2017 by adding thereto T. Rowe Price International Bond Fund (USD Hedged) on behalf of the T. Rowe Price International Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST California Tax-Free Bond Fund California Tax-Free Money Fund
T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Blue Chip Growth Portfolio T. Rowe Price Equity Income Portfolio T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio T. Rowe Price Mid-Cap Growth Portfolio T. Rowe Price New America Growth Portfolio T. Rowe Price Personal Strategy Balanced Portfolio
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Global Multi-Sector Bond Fund T. Rowe Price Institutional High Yield Fund T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund
T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund
T. ROWE PRICE STATE TAX-FREE INCOME TRUST Georgia Tax-Free Bond Fund Maryland Short-Term Tax-Free Bond Fund Maryland Tax-Free Bond Fund Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund New York Tax-Free Bond Fund New York Tax-Free Money Fund Virginia Tax-Free Bond Fund
T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 69
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, and August 10, 2017, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 15, 2017 by adding thereto BABYCO NHF, LLC on behalf of the T. Rowe Price New Horizon Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST California Tax-Free Bond Fund California Tax-Free Money Fund
T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Blue Chip Growth Portfolio T. Rowe Price Equity Income Portfolio T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio T. Rowe Price Mid-Cap Growth Portfolio T. Rowe Price New America Growth Portfolio T. Rowe Price Personal Strategy Balanced Portfolio
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Global Multi-Sector Bond Fund T. Rowe Price Institutional High Yield Fund T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)
T. Rowe Price International Concentrated Equity Fund
T. Rowe Price International Discovery Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Value Equity Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Encapsys NHF LLC Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund
T. ROWE PRICE RETIREMENT FUNDS, INC. T. Rowe Price Retirement 2005 Fund T. Rowe Price Retirement 2010 Fund T. Rowe Price Retirement 2015 Fund T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund
T. ROWE PRICE STATE TAX-FREE INCOME TRUST Georgia Tax-Free Bond Fund Maryland Short-Term Tax-Free Bond Fund Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund New Jersey Tax-Free Bond Fund New York Tax-Free Bond Fund New York Tax-Free Money Fund Virginia Tax-Free Bond Fund
T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/David Oestreicher
By:
David Oestreicher, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 70
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, and September 15, 2017, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of October 30, 2017 by removing T. Rowe Price California Tax-Free Income Trust and its series, California Tax-Free Bond Fund and California Tax-Free Money Fund; by removing T. Rowe Price Capital Appreciation Fund; by removing T. Rowe Price Equity Income Fund; by removing T. Rowe Price GNMA Fund; by removing T. Rowe Price New America Growth Fund; by removing T. Rowe Price State Tax-Free Income Trust and each of its series, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, Maryland Tax-Free Money Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, and Virginia Tax-Free Bond Fund; by adding T. Rowe Price Capital Appreciation Fund, Inc.; by adding T. Rowe Price Equity Income Fund, Inc.; by adding T. Rowe Price GNMA Fund, Inc.; by adding T. Rowe Price New America Growth Fund, Inc.; by adding T. Rowe Price State Tax-Free Funds, Inc. and each of its series, T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price California Tax-Free Money Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Money Fund, and T. Rowe Price Virginia Tax-Free Bond Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.
T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund
T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 71
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, and October 30, 2017, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of February 5, 2018 by adding thereto ALCLEAR SCSF, LLC on behalf of T. Rowe Price Small-Cap Stock Fund, Inc.; ALCLEAR SCI, LLC on behalf of T. Rowe Price Institutional Small-Cap Stock Fund, a separate series of T. Rowe Price Institutional Equity Funds, Inc.; ALCLEAR PSIF, LLC on behalf of T. Rowe Price Personal Strategy Income Fund, a separate series of T. Rowe Price Personal Strategy Funds, Inc.; ALCLEAR PSBF, LLC on behalf of T. Rowe Price Personal Strategy Balanced Fund, a separate series of T. Rowe Price Personal Strategy Funds, Inc.; ALCLEAR PSGF, LLC on behalf of T. Rowe Price Personal Strategy Growth Fund, a separate series of T. Rowe Price Personal Strategy Funds, Inc.; and ALCLEAR PSBP, LLC, a separate series of T. Rowe Price Equity Series, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

ALCLEAR PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Credit Opportunities Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional Global Multi-Sector Bond Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund
T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund

ALCLEAR PSBF, LLC

T. Rowe Price Personal Strategy Growth Fund

ALCLEAR PSGF, LLC

T. Rowe Price Personal Strategy Income Fund

ALCLEAR PSIF, LLC

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC. ALCLEAR SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund
T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 72
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, and February 5, 2018 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of August 9, 2018 by adding thereto T. Rowe Price Dynamic Credit Fund on behalf of T. Rowe Price International Funds, Inc.; by changing the name of T. Rowe Price Media & Telecommunications Fund, Inc. to T. Rowe Price Communications & Technology Fund, Inc.; and by removing T. Rowe Price Institutional Credit Opportunities Fund and T. Rowe Price Institutional Global Multi-Sector Bond Fund on behalf of T. Rowe Price Institutional Income Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION & INCOME FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

ALCLEAR PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Bond Fund
T. Rowe Price Institutional International Concentrated Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Emerging Markets Value Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Encapsys NHF LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund

ALCLEAR PSBF, LLC

T. Rowe Price Personal Strategy Growth Fund

ALCLEAR PSGF, LLC

T. Rowe Price Personal Strategy Income Fund

ALCLEAR PSIF, LLC

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC. ALCLEAR SCSF, LLC
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund
T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 73
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, and August 9, 2018 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of April 5, 2019 by adding thereto ALCLEAR SCVF, LLC on behalf of T. Rowe Price Small-Cap Value Fund, Inc.; by removing Encapsys NHF, LLC, on behalf of T. Rowe Price New Horizons Fund, Inc.; by removing T. Rowe Price Capital Appreciation & Income Fund, Inc.; by removing T. Rowe Price Institutional International Bond Fund on behalf of T. Rowe Price Institutional International Funds, Inc.; by changing the name of T. Rowe Price Personal Strategy Balanced Portfolio to T. Rowe Price Moderate Allocation Portfolio on behalf of T. Rowe Price Equity Series, Inc.; by changing the name of T. Rowe Price Institutional International Concentrated Equity Fund to T. Rowe Price Institutional International Disciplined Equity Fund on behalf of T. Rowe Price Institutional International Funds, Inc.; by changing the name of T. Rowe Price International Concentrated Equity Fund to T. Rowe Price International Disciplined Equity Fund on behalf of T. Rowe Price International Funds, Inc.; and by changing the name of T. Rowe Price Emerging Markets Value Stock Fund to T. Rowe Price Emerging Markets Discovery Stock Fund on behalf of T. Rowe Price International Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Cash Reserves Fund
T. Rowe Price Institutional Core Plus Fund
T. Rowe Price Institutional Floating Rate Fund
T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund

ALCLEAR PSBF, LLC

T. Rowe Price Personal Strategy Growth Fund

ALCLEAR PSGF, LLC

T. Rowe Price Personal Strategy Income Fund

ALCLEAR PSIF, LLC

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC. ALCLEAR SCSF, LLC
T. ROWE PRICE SMALL-CAP VALUE FUND, INC. ALCLEAR SCVF, LLC
T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund
T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 74
TO CUSTODIAN CONTRACT BETWEEN
STATE STREET BANK AND TRUST COMPANY AND
THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, and April 5, 2019 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of April 15, 2019 by adding thereto RESERVOIR NEF, LLC, on behalf of T. Rowe Price New Era Fund, Inc.; by adding thereto RESERVOIR RAF, LLC, on behalf of T. Rowe Price Real Assets Fund, Inc.; and by adding thereto RESERVOIR SCVF, LLC, on behalf of T. Rowe Price Small-Cap Value Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Blue Chip Growth Portfolio T. Rowe Price Equity Income Portfolio T. Rowe Price Equity Index 500 Portfolio T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio T. Rowe Price New America Growth Portfolio T. Rowe Price Moderate Allocation Portfolio ALCLEAR PSBP, LLC
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Mid-Cap Index Fund
T. Rowe Price Small-Cap Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional Large-Cap Growth Fund
T. Rowe Price Institutional Large-Cap Value Fund
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC. T. Rowe Price Institutional Cash Reserves Fund T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Africa & Middle East Fund
T. Rowe Price Institutional Emerging Markets Bond Fund
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Institutional Frontier Markets Equity Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
T. Rowe Price Institutional Global Growth Equity Fund
T. Rowe Price Institutional Global Value Equity Fund
T. Rowe Price Institutional International Core Equity Fund
T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund
T. Rowe Price Asia Opportunities Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Corporate Bond Fund
T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price European Stock Fund
T. Rowe Price Global Consumer Fund
T. Rowe Price Global Growth Stock Fund
T. Rowe Price Global High Income Bond Fund
T. Rowe Price Global Industrials Fund
T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund
T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund
T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
T. Rowe Price Floating Rate Multi-Sector Account Portfolio
T. Rowe Price High Yield Multi-Sector Account Portfolio
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC. RESERVOIR NEF, LLC
T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Wheels Up NHF LLC
T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund

ALCLEAR PSBF, LLC

T. Rowe Price Personal Strategy Growth Fund

ALCLEAR PSGF, LLC

T. Rowe Price Personal Strategy Income Fund

ALCLEAR PSIF, LLC

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund
T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC. RESERVOIR RAF, LLC
T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. T. Rowe Price Government Reserve Fund T. Rowe Price Short-Term Fund T. Rowe Price Short-Term Government Fund T. Rowe Price Treasury Reserve Fund
T. ROWE PRICE RETIREMENT FUNDS, INC. T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund
T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class
T. Rowe Price Retirement I 2010 Fund—I Class
T. Rowe Price Retirement I 2015 Fund—I Class
T. Rowe Price Retirement I 2020 Fund—I Class
T. Rowe Price Retirement I 2025 Fund—I Class
T. Rowe Price Retirement I 2030 Fund—I Class
T. Rowe Price Retirement I 2035 Fund—I Class
T. Rowe Price Retirement I 2040 Fund—I Class
T. Rowe Price Retirement I 2045 Fund—I Class
T. Rowe Price Retirement I 2050 Fund—I Class
T. Rowe Price Retirement I 2055 Fund—I Class
T. Rowe Price Retirement I 2060 Fund—I Class
T. Rowe Price Retirement Balanced I Fund—I Class
T. Rowe Price Target 2005 Fund
T. Rowe Price Target 2010 Fund
T. Rowe Price Target 2015 Fund
T. Rowe Price Target 2020 Fund
T. Rowe Price Target 2025 Fund
T. Rowe Price Target 2030 Fund
T. Rowe Price Target 2035 Fund
T. Rowe Price Target 2040 Fund
T. Rowe Price Target 2045 Fund
T. Rowe Price Target 2050 Fund
T. Rowe Price Target 2055 Fund
T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Ultra Short-Term Bond Fund
T. ROWE PRICE SMALL-CAP STOCK FUND, INC. ALCLEAR SCSF, LLC
T. ROWE PRICE SMALL-CAP VALUE FUND, INC. ALCLEAR SCVF, LLC RESERVOIR SCVF, LLC
T. ROWE PRICE SPECTRUM FUND, INC. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund
T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. T. Rowe Price Summit Municipal Income Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Money Market Fund
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund
T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 75

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, and April 15, 2019 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of August 26, 2019 by adding thereto STONE SCSF, LLC, on behalf of T. Rowe Price Small-Cap Stock Fund, Inc.; by adding thereto STONE SCI, LLC, on behalf of T. Rowe Price Institutional Small-Cap Stock Fund, a separate series of T. Rowe Price Institutional Equity Funds, Inc.; by adding thereto STONE PSIF, LLC, on behalf of T. Rowe Price Personal Strategy Income Fund, a separate series of T. Rowe Price Personal Strategy Funds, Inc.; by adding thereto STONE PSBF, LLC, on behalf of T. Rowe Price Personal Strategy Balanced Fund, a separate series of T. Rowe Price Personal Strategy Funds, Inc.; by adding thereto STONE PSGF, LLC, on behalf of T. Rowe Price Personal Strategy Growth Fund, a separate series of T. Rowe Price Personal Strategy Funds, Inc.; by adding thereto STONE PSBP, LLC, on behalf of T. Rowe Price Moderate Allocation Portfolio, a separate series of T. Rowe Price Equity Series, Inc.; and by adding thereto STONE SCVF, LLC, on behalf of T. Rowe Price Small-Cap Value Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

STONE SCI, LLC

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Personal Strategy Growth Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. Rowe Price Personal Strategy Income Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 76

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, and August 26, 2019 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of November 15, 2019 by adding thereto T. Rowe Price China Evolution Equity Fund, on behalf of T. Rowe Price International Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

STONE SCI, LLC

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Personal Strategy Growth Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. Rowe Price Personal Strategy Income Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 77

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, and November 15, 2019 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of February 13, 2020, by adding thereto OAKTREE SCSF, LLC, on behalf of T. Rowe Price Small-Cap Stock Fund, Inc.; by adding thereto OAKTREE SCI, LLC, on behalf of T. Rowe Price Institutional Small-Cap Stock Fund, a separate series of T. Rowe Price Institutional Equity Funds, Inc.; by removing T. Rowe Price Institutional U.S. Structured Research Fund, a separate series of T. Rowe Price Institutional Equity Funds, Inc.; by removing T. Rowe Price Institutional Global Focused Growth Equity Fund, a separate series of T. Rowe Price Institutional International Funds, Inc.; by removing T. Rowe Price Institutional Global Growth Equity Fund, a separate series of T. Rowe Price Institutional International Funds, Inc.; and by changing the name of T. Rowe Price Personal Strategy Funds, Inc. to T. Rowe Price Spectrum Funds II, Inc., and changing the names of its separate series from T. Rowe Price Personal Strategy Balanced Fund to T. Rowe Price Spectrum Moderate Allocation Fund, from T. Rowe Price Personal Strategy Growth Fund to T. Rowe Price Spectrum Moderate Growth Allocation Fund, and from T. Rowe Price Personal Strategy Income Fund to T. Rowe Price Spectrum Conservative Allocation Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC
STONE SCI, LLC

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stoc Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Darrell N. Braman
By:
Darrell N. Braman, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Andrew Erickson
By:
Andrew Erickson, Executive Vice President

AMENDMENT NO. 78

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, and February 13, 2020 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of October 16, 2020, by adding thereto T. Rowe Price U.S. Limited Duration TIPS Index Fund, on behalf of T. Rowe Price Index Trust, Inc.; by changing the name of T. Rowe Price Institutional Equity Funds, Inc. to T. Rowe Price Equity Funds, Inc., and changing the names of its separate series from T. Rowe Price Institutional Large-Cap Growth Fund to T. Rowe Price Large-Cap Growth Fund, and from T. Rowe Price Institutional Large-Cap Value Fund to T. Rowe Price Large-Cap Value Fund; by changing the name of T. Rowe Price Institutional International Funds, Inc. to T. Rowe Price Global Funds, Inc., and changing the names of its separate series from T. Rowe Price Institutional Global Value Equity Fund to T. Rowe Price Global Value Equity Fund; by adding thereto T. Rowe Price Retirement 2065 Fund, T. Rowe Price Retirement Blend 2005 Fund, T. Rowe Price Retirement Blend 2010 Fund, T. Rowe Price Retirement Blend 2015 Fund, T. Rowe Price Retirement Blend 2020 Fund, T. Rowe Price Retirement Blend 2025 Fund, T. Rowe Price Retirement Blend 2030 Fund, T. Rowe Price Retirement Blend 2035 Fund, T. Rowe Price Retirement Blend 2040 Fund, T. Rowe Price Retirement Blend 2045 Fund, T. Rowe Price Retirement Blend 2050 Fund, T. Rowe Price Retirement Blend 2055 Fund, T. Rowe Price Retirement Blend 2060 Fund, T. Rowe Price Retirement Blend 2065 Fund, T. Rowe Price Retirement I 2065 Fund—I Class, and T. Rowe Price Target 2065 Fund, on behalf of T. Rowe Price Retirement Funds, Inc.; and by adding thereto T. Rowe Price Short Duration Income Fund, on behalf of T. Rowe Price Short-Term Bond Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Fran Pollack-Matz
By:
Fran Pollack-Matz, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Nancy M. Stokes
By:

AMENDMENT NO. 79

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, February 13, 2020, and October 16, 2020, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of November 20, 2020, by adding thereto T. Rowe Price Transition Fund, on behalf of T. Rowe Price Reserve Investment Funds, Inc.; by changing the name of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. to T. Rowe Price QM U.S. Bond Index Fund, Inc.; and by changing the names of U.S. Treasury Intermediate Fund, U.S. Treasury Long-Term Fund, and U.S. Treasury Money Fund to T. Rowe Price U.S. Treasury Intermediate Index Fund, T. Rowe Price U.S. Treasury Long-Term Index Fund, and T. Rowe Price U.S. Treasury Money Fund, respectively, on behalf of T. Rowe Price U.S. Treasury Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC
STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Fran Pollack-Matz
By:
Fran Pollack-Matz, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Nancy M. Stokes
By:
Nancy M. Stokes

AMENDMENT NO. 80

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, February 13, 2020, October 16, 2020, and November 20, 2020, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of February 4, 2021, by adding thereto T. Rowe Price Global Impact Equity Fund, on behalf of T. Rowe Price International Funds, Inc.; by removing T. Rowe Price Institutional Core Plus Fund on behalf of T. Rowe Price International Income Funds, Inc.; by changing the name of Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund, each a series of T. Rowe Price Spectrum Fund, Inc., to T. Rowe Price Spectrum Diversified Equity Fund, T. Rowe Price Spectrum Income Fund, and T. Rowe Price Spectrum International Equity Fund, respectively; and by removing T. Rowe Price Summit Municipal Money Market Fund on behalf of T. Rowe Price Summit Municipal Funds, Inc..

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

T. Rowe Price Spectrum Diversified Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Fran Pollack-Matz
By:
Fran Pollack-Matz, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Nancy M. Stokes
By:
Nancy M. Stokes
Senior Vice President

AMENDMENT NO. 81

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2009, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, February 13, 2020, October 16, 2020, November 20, 2020, and February 4, 2021 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of May 1, 2023, by:

●	adding thereto T. Rowe Price Hedged Equity Fund, on behalf of T. Rowe Price Equity Funds, Inc.;

●	removing each T. Rowe Price Institutional Africa & Middle East Fund, T. Rowe Price Institutional Frontier Markets Equity Fund, and T. Rowe Price Institutional International Core Equity Fund on behalf of T. Rowe Price Global Funds, Inc.;

●	removing T. Rowe Price Growth & Income Fund, Inc.;

●	removing T. Rowe Price Institutional Cash Reserves Fund on behalf of T. Rowe Price Institutional Income Funds, Inc.;

●	changing the name of T. Rowe Price New America Growth Fund, Inc. to T. Rowe Price All-Cap Opportunities Fund, Inc.;

●	changing the name of the T. Rowe Price New America Growth Portfolio on behalf of T. Rowe Price Equity Series, Inc. to T. Rowe Price All-Cap Opportunities Portfolio;

●	changing the name of T. Rowe Price QM Global Equity Fund, T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund, T. Rowe Price QM U.S. Small-Cap Growth Equity Fund, and T. Rowe Price QM U.S. Value Equity Fund, each on behalf of T. Rowe Price Quantitative Management Funds, Inc., to T. Rowe Price Integrated Global Equity Fund, T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund, T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund, and T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund, respectively, and changing the name of T. Rowe Price Quantitative Management Funds, Inc. to T. Rowe Price Integrated Equity Funds, Inc.;

and

●	removing T. Rowe Price California Tax-Free Money Fund and T. Rowe Price New York Tax-Free Money Fund on behalf of T. Rowe Price State Tax-Free Funds, Inc.

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

T. Rowe Price Spectrum Diversified Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

/s/Fran Pollack-Matz
By:
Fran Pollack-Matz, Vice President

STATE STREET BANK AND TRUST COMPANY

/s/Suzanne M. Hinckley
By:
Suzanne M. Hinckley, Senior Vice President

AMENDMENT NO. 82

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of September 15, 2023, by:

●	adding thereto T. Rowe Price Capital Appreciation Fund and T. Rowe Price Capital Appreciation and Income Fund, each as a separate series of the T. Rowe Price Capital Appreciation Fund, Inc.;

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

EXECUTED ON BEHALF OF EACH FUND:

By:	/s/Fran Pollack-Matz, Vice President and Secretary
Fran Pollack-Matz, Vice President and Secretary

STATE STREET BANK AND TRUST COMPANY

By:	/s/Suzanne M. Hinckley, Senior Vice President Suzanne M. Hinckley, Senior Vice President

Appendix A

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation and Income Fund

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

T. Rowe Price Spectrum Diversified Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund
T. Rowe Price U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

AMENDMENT NO. 83

TO CUSTODIAN CONTRACT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of December 1, 2023, by:

●	adding thereto T. Rowe Price Retirement Income 2025 Fund, a separate series of the T. Rowe Price Retirement Funds, Inc.;

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

EXECUTED ON BEHALF OF EACH FUND:

By:	/s/Fran Pollack-Matz, Vice President and Secretary Fran Pollack-Matz, Vice President and Secretary

STATE STREET BANK AND TRUST COMPANY

By:
/s/Corey A. Groves, Managing Director and Authorized Signer
Corey A. Groves, Managing Director and Authorized Signer

Appendix A

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation and Income Fund

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Government Money Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC.

Alclear NHF LLC

BABYCO NHF, LLC

Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement Income 2025 Fund

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

ALCLEAR SCSF, LLC

OAKTREE SCSF, LLC

STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

ALCLEAR SCVF, LLC

RESERVOIR SCVF, LLC

STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC.

T. Rowe Price Spectrum Diversified Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

ALCLEAR PSIF, LLC

STONE PSIF, LLC

T. Rowe Price Spectrum Moderate Allocation Fund

ALCLEAR PSBF, LLC

STONE PSBF, LLC

T. Rowe Price Spectrum Moderate Growth Allocation Fund

ALCLEAR PSGF, LLC

STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

AMENDMENT NO. 85

TO CUSTODIAN AGREEMENT BETWEEN

STATE STREET BANK AND TRUST COMPANY AND

THE T. ROWE PRICE FUNDS

The Custodian Agreement of January 28, 1998, as amended, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto, is hereby further amended, as of August 1, 2026, by:

●	adding thereto T. Rowe Price Goldman Sachs All Equity Access Fund;

●	reflecting the following name changes:
Before	After	Effective Date
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price California Municipal Bond Fund	August 1, 2026
T. Rowe Price Georgia Tax-Free Bond Fund	T. Rowe Price Georgia Municipal Bond Fund	August 1, 2026
T. Rowe Price Intermediate Tax-Free High Yield Fund	T. Rowe Price Intermediate High Yield Municipal Bond Fund	August 1, 2026
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	T. Rowe Price Maryland Short-Term Municipal Bond Fund	August 1, 2026
T. Rowe Price Maryland Tax-Free Bond Fund	T. Rowe Price Maryland Municipal Bond Fund	August 1, 2026
T. Rowe Price Maryland Tax-Free Money Fund	T. Rowe Price Maryland Municipal Money Fund	August 1, 2026
T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New Jersey Municipal Bond Fund	August 1, 2026
T. Rowe Price New York Tax-Free Bond Fund	T. Rowe Price New York Municipal Bond Fund	August 1, 2026
T. Rowe Price Summit Municipal Income Fund	T. Rowe Price Core Plus Municipal Bond Fund	August 1, 2026
T. Rowe Price Summit Municipal Intermediate Fund	T. Rowe Price Intermediate Municipal Bond Fund	August 1, 2026
T. Rowe Price Tax-Exempt Money Fund	T. Rowe Price Municipal Money Fund	August 1, 2026
T. Rowe Price Tax-Free High Yield Fund	T. Rowe Price High Yield Municipal Bond Fund	August 1, 2026
T. Rowe Price Tax-Free Income Fund	T. Rowe Price Core Municipal Bond Fund	August 1, 2026
T. Rowe Price Tax-Free Short-Intermediate Fund	T. Rowe Price Short-Intermediate Municipal Bond Fund	August 1, 2026
T. Rowe Price Virginia Tax-Free Bond Fund	T. Rowe Price Virginia Municipal Bond Fund	August 1, 2026

Information Classification: Limited Access

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

EXECUTED ON BEHALF OF EACH FUND:

By:	Fran Pollack-Matz, Vice President and Secretary

STATE STREET BANK AND TRUST COMPANY

By:	Karen Vavra, Managing Director and Authorized Signer

Information Classification: Limited Access

Appendix A

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.
T. ROWE PRICE BALANCED FUND, INC.
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. ROWE PRICE CAPITAL APPRECIATION FUND, INC. T. Rowe Price Capital Appreciation Fund T. Rowe Price Capital Appreciation and Income Fund
T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.
T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.
T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

ALCLEAR SCI, LLC

OAKTREE SCI, LLC

STONE SCI, LLC

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

ALCLEAR PSBP, LLC

STONE PSBP, LLC

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. ROWE PRICE FIXED INCOME SERIES, INC. T. Rowe Price Government Money Portfolio T. Rowe Price Limited-Term Bond Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

Information Classification: Limited Access

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC. T. ROWE PRICE GOLDMAN SACHS ALL EQUITY ACCESS FUND
T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price U.S. High Yield Fund

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC. T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional High Yield Fund T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. ROWE PRICE INTERMEDIATE HIGH YIELD MUNICIPAL BOND FUND, INC. f/k/a T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

Information Classification: Limited Access

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

Information Classification: Limited Access

T. ROWE PRICE NEW ERA FUND, INC. RESERVOIR NEF, LLC

T. ROWE PRICE NEW HORIZONS FUND, INC. Alclear NHF LLC BABYCO NHF, LLC Wheels Up NHF LLC

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWEPRICE REAL ASSETS FUND, INC. RESERVOIR RAF, LLC

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement Income 2025 Fund

Information Classification: Limited Access

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement I 2065 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Short Duration Income Fund T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC. ALCLEAR SCSF, LLC OAKTREE SCSF, LLC STONE SCSF, LLC

T. ROWE PRICE SMALL-CAP VALUE FUND, INC. ALCLEAR SCVF, LLC RESERVOIR SCVF, LLC STONE SCVF, LLC

T. ROWE PRICE SPECTRUM FUND, INC. T. Rowe Price Spectrum Diversified Fund T. Rowe Price Spectrum Income Fund T. Rowe Price Spectrum International Equity Fund

T. ROWE PRICE SPECTRUM FUNDS II, INC. T. Rowe Price Spectrum Conservative Allocation Fund ALCLEAR PSIF, LLC STONE PSIF, LLC T. Rowe Price Spectrum Moderate Allocation Fund

Information Classification: Limited Access

ALCLEAR PSBF, LLC STONE PSBF, LLC T. Rowe Price Spectrum Moderate Growth Allocation Fund ALCLEAR PSGF, LLC STONE PSGF, LLC

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Municipal Bond Fund f/k/a

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Municipal Bond Fund f/k/a

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Municipal Bond Fund f/k/a

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Municipal Bond Fund f/k/a

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Municipal Money Fund f/k/a

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Municipal Bond Fund f/k/a

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Municipal Bond Fund f/k/a

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Municipal Bond Fund f/k/a

T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Core Plus Municipal Bond Fund f/k/a

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Intermediate Municipal Bond Fund f/k/a

T. Rowe Price Summit Municipal Intermediate Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE MUNICIPAL MONEY FUND, INC. f/k/a T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE HIGH YIELD MUNICIPAL BOND FUND, INC. f/k/a T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE CORE MUNICIPAL BOND FUND INC. f/k/a T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE SHORT-INTERMEDIATE MUNICIPAL BOND FUND, INC. f/k/a T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

Information Classification: Limited Access

T. ROWE PRICE U.S. TREASURY FUNDS, INC. T. Rowe Price U.S. Treasury Intermediate Index Fund T. Rowe Price U.S. Treasury Long-Term Index Fund T. Rowe Price U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

Information Classification: Limited Access